As filed with the Securities and Exchange Commission on February 23, 2026
Investment Company Act File No. 811-24135
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)
☐ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ AMENDMENT NO.

599 FUND LLC
(Exact name of Registrant as Specified in Charter)

599 Lexington Avenue, 37th Floor

New York, NY 10022
(Address of Principal Executive Offices)

 Registrant’s Telephone Number, including Area Code: (833) 709-4984

Maya Fishman Aksia LLC 599 Lexington Avenue, 37th Floor New York, NY 10022 (Name and Address of Agent for Service)

Copies to:
Terrence Davis, Esq. & Tanya L. Boyle, Esq. DLA Piper LLP (US) 1201 West Peachtree Street Suite 2900 Atlanta, GA 30309

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act. Common units of limited liability company interests (“Units”) of the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act. Investments in the Registrant may only be made by entities or persons that “accredited investors” within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, Units.

The information required to be included in this Registration Statement by Part A-Information Required in a Prospectus is contained in the private placement memorandum (the “Offering Memorandum”) that follows.

OFFERING MEMORANDUM

599 Fund LLC

Common units of limited liability company interests

February 23, 2026

599 Fund LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund intends to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Aksia LLC (the “Adviser”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund is conducting a private offering of its common units of limited liability company interests (the “Units”) to investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Investment Objective. The Fund’s investment objective is to generate current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. The Fund’s investments are expected to include (i) first lien senior secured debt and unitranche debt (including last out portions of such loans), (ii) second lien senior secured debt and unsecured debt, including mezzanine debt, (iii) preferred equity, (iv) primary or secondary investments in private funds managed by third party asset managers, and (v) equity co-investments associated with any of the foregoing, in each case, across a broad spectrum of strategies and/or asset classes, including in private companies, real estate and real assets.

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	There is not expected to be any secondary trading market in the Units. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest within a specified timeframe.
•	Unlike many closed-end funds, the Units are not listed on any securities exchange.
•	Unitholders should not expect to be able to sell their Units in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.
•	Because you will be unable to sell your Units or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.
•	The timing and amount of distributions that the Fund may pay, if any, is uncertain.
•	All or a portion of an annual distribution may consist of a return of capital (i.e., from your original investment) and not a return of net investment income. A return of capital to Unitholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Unitholders may be subject to tax in connection with the sale of Units, even if such Units are sold for less than the Unitholder’s original investment.
•	A significant portion of the Fund’s underlying investments are expected to be illiquid, and this may limit the number of Units available for repurchase.

Investing in Units involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 12 of this Offering Memorandum and “Types of Investments and Related Risks - Use of Leverage: Risk of Borrowing by the Fund” beginning on page 14 of this Offering Memorandum.

Units are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Units are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

You should not construe the contents of this Offering Memorandum as legal, tax or financial advice. You should consult with your professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Offering Memorandum. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided in this Offering Memorandum is accurate as of any date other than the date shown below.

The date of this offering memorandum is February 23, 2026

TO ALL INVESTORS

The Units have not been and will not be registered under the Securities Act or the securities laws of any state. The offering contemplated by this Offering Memorandum is made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities that do not involve any public offering, as well as analogous exemptions under state securities laws. This Offering Memorandum does not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Units be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Offering Memorandum. Prospective investors should not rely on any information not contained in this Offering Memorandum. This Offering Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Prospective investors should not construe the contents of this Offering Memorandum as legal, tax or financial advice. Each prospective investor should consult its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption from those provisions.

TABLE OF CONTENTS

Page

SUMMARY OF TERMS	1
SUMMARY OF FEES AND EXPENSES	6
THE FUND	7
THE ADVISER	8
USE OF PROCEEDS	8
INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES	9
TYPES OF INVESTMENTS AND RELATED RISKS	12
SUBSIDIARIES	53
MANAGEMENT OF THE FUND	54
FUND EXPENSES	56
INVESTMENT ADVISORY AGREEMENT	58
DETERMINATION OF NET ASSET VALUE	59
CONFLICTS OF INTEREST	62
TENDER OFFERS	64
DESCRIPTION OF CAPITAL STRUCTURE	65
OUTSTANDING SECURITIES	67
TRANSFERS OF UNITS	68
TAX ASPECTS	69
ERISA CONSIDERATIONS	71
PURCHASING UNITS; PLAN OF DISTRIBUTION	72
FISCAL YEAR; REPORTS	74
INQUIRIES	74

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this offering memorandum (the “Offering Memorandum”) and the Statement of Additional Information.

THE FUND	The Fund was formed as a Delaware limited liability company on January 14, 2025. The Fund is registered under the 1940 Act as a non-diversified, closed-end management investment company.

THE UNITS	The Fund offers common units of limited liability company interests of the Fund

THE ADVISER	Aksia LLC will serve as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. See “The Adviser.”

INVESTMENT OBJECTIVES	The Fund’s investment objective is to generate current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective, Opportunities and Strategies—Investment Objectives.”

INVESTMENT STRATEGIES	The Fund’s investments are expected to include (i) first lien senior secured debt and unitranche debt (including last out portions of such loans), (ii) second lien senior secured debt and unsecured debt, including mezzanine debt, (iii) preferred equity, (iv) primary or secondary investments in private funds managed by third party asset managers, and (v) equity co-investments associated with any of the foregoing, in each case, across a broad spectrum of strategies and/or asset classes, including in private companies, real estate and real assets.

LEVERAGE

As a registered closed-end fund, the Fund is not permitted under the 1940 Act to issue “senior securities” (as such term is defined in Section 18(g) of the 1940 Act), which generally consist of borrowings under credit facilities or preferred units issued by the Fund, if, immediately after such issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than (i) 300% with respect to indebtedness or (ii) 200% with respect to preferred units. This means that, at the time a “senior security” is issued, the ratio of the value of the Fund’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as compared to the aggregate amount of the Fund’s “senior securities” equals at least 300% or 200%, as the case may be, immediately after such issuance. In addition, while any senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to Unitholders or the repurchase of such securities or Units unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase.

In connection with potential borrowings, the Fund’s lenders may require the Fund to pledge assets, Capital Commitments (as defined below) of Unitholders and/or the proceeds of drawdowns. Unitholders may be required to acknowledge their obligation to pay their share of such indebtedness up to the amount of their unfunded Capital Commitments or to acknowledge the right of such lender to call on such Unitholders to fund their Capital Commitments and may be limited in their ability to use their Units as collateral for other indebtedness or in their ability to sell, assign, exchange, pledge, hypothecate, transfer or otherwise dispose of (a “Transfer”) their Units. In addition, Unitholders will be required to cooperate with the Fund and provide financial information and other documentation reasonably and customarily required to obtain any such credit

1

facility or other financing arrangement. Additionally, the lenders may ask the Fund to comply with positive or negative covenants that could have an effect on the Fund’s operations.
Certain of the companies in which the Fund invests may use substantial amounts of leverage for a wide variety of purposes.

Use of leverage, even on a temporary basis, could increase investment risk. See “Types of Investments and Related Risks—Use of Leverage: Risk of Borrowing by the Fund.”

BOARD OF DIRECTORS	The Board of Directors of the Fund (the “Board”), of which all the members (each, a “Director”) are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (collectively, the “Independent Directors”), oversees and monitors the Fund’s management and operations. See “Management of the Fund.”

MANAGEMENT FEE

Pursuant to an investment advisory agreement, dated as of October 6, 2025 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, the Adviser is entitled to an asset-based fee (the “Management Fee”) for management services in an amount equal to an annual rate of 0.50% based on the Fund’s Net Asset Value, calculated and accrued monthly as of the last business day of each month. The Management Fee for any partial month will be appropriately prorated and adjusted for any Unit issuances or repurchases during the relevant calendar month. See “Investment Management Fee.”

The “Net Asset Value” of the Fund as of any date of determination will be the value of all assets of the Fund, including accrued interest, dividends and assets purchased with borrowings, less all of the liabilities of the Fund, including accrued expenses, any reserves established by the Adviser in its discretion for contingent liabilities and any borrowings.

All investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services under the Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser.

The Board will periodically review the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. See “Investment Management Fee—Approval of the Investment Advisory Agreement.”

ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING AGENT	Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer pursuant to a fund services agreement between the Administrator and the Fund. For its services as administrator, transfer agent, and accounting agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

DISTRIBUTIONS	Beginning after the first full quarter following the completion of the Initial Closing (as defined below), the Fund anticipates that it will make monthly
2

distributions of at least 90% of the Fund’s realized net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, then available for distribution, each as determined by the Board in accordance with applicable law and the terms of the LLC Agreement. Any distributions will be declared out of assets legally available for distribution. The Fund expects monthly distributions to be paid from income primarily generated by interest and dividends earned on its investments, although distributions to Unitholders may also include a return of capital.

There can be no assurance that the Fund will pay distributions to Unitholders at any particular rate. Each calendar year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Unitholders. See “Taxes” below. See “Distributions.”

The Board reserves the right to change the distribution policy from time to time.

ELIGIBLE INVESTORS	Units will be offered and sold only to “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act.

PURCHASES OF UNITS

The Fund will hold its initial closing (the “Initial Closing”) when it first accepts subscriptions for Units from any person, other than the initial Unitholder. Investors may subscribe for Units (which may be issued in fractional form to the extent required) at one or more closings after the Initial Closing (each, a “Subsequent Closing”) at the then-applicable Purchase Price (as defined below). Under the 1940 Act, the Fund is generally prohibited from selling Units at a price below the then-current Net Asset Value per Unit. The Initial Closing and each Subsequent Closing are each referred to as a “Closing.”

Investors will be required to fund drawdowns up to 100% of the amount of their remaining respective capital commitments to the Fund (“Capital Commitments”) each time the Adviser delivers a drawdown notice. Drawdowns will generally be made pro rata in accordance with the remaining Capital Commitments of all Unitholders. Drawdowns will entitle Unitholders to Units (which may be issued in fractional form to the extent required) at the then-applicable Purchase Price.

PURCHASE PRICE

Unitholders may subscribe for and purchase Units (which, for the avoidance of doubt, may be issued in fractional form to the extent required) for a purchase price equal to the Net Asset Value per Unit as of the end of the most recent calendar month prior to the date of the applicable purchase, as determined by the Adviser, as the valuation designee of the Board under the 1940 Act, and subject to the limitations of Section 23 under the 1940 Act (the “Purchase Price”); provided, however, in the event that the Net Asset Value per Unit is less than or equal to zero as of the first capital drawdown date that occurs immediately following the Initial Closing, then solely for the purpose of such capital drawdown date, the Net Asset Value per Unit shall be $25.00.

The “Net Asset Value” of the Fund as of any date of determination will be the value of all assets of the Fund, including accrued interest, dividends and assets purchased with borrowings, less all of the liabilities of the Fund, including accrued expenses, any reserves established by the Adviser in its discretion for contingent liabilities and any borrowings.

ERISA CONSIDERATIONS	Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of
3

any employee benefit plans and other plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”), investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither of the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Unitholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

TENDER OFFERS	To provide a limited degree of liquidity to Unitholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Units pursuant to written tenders by Unitholders.

VALUATIONS	As a registered closed-end fund, the Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value in accordance with requirements under the 1940 Act. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to serve as the “Valuation Designee” and perform fair value determinations relating to all of the Fund’s investments on behalf of the Board, in accordance with the Adviser’s valuation policy and procedures.

SUMMARY OF TAXATION	The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of Subpart A, Chapter 1 (“Subchapter M”) of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Unitholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Unitholders, as applicable. See “Distributions” and “Tax Aspects.”

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

REPORTS TO UNITHOLDERS	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Unitholders for tax purposes will be furnished to Unitholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Unitholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

RISK FACTORS	The Fund is subject to substantial risks, including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. An investment in the Fund is illiquid and should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.
4

by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Adviser, its principals, and the Fund are not indicative of future results. Prospective investors should review carefully the “Types of Investments and Related Risks” section of this Offering Memorandum.
5

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Unitholders can expect to bear directly or indirectly.

Units
UNITHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)(1)	—%

ANNUAL EXPENSES(2)
(as a percentage of average net assets attributable to Units)
Management Fee	0.50%
Interest payments on borrowed funds(3)	1.14%
Other expenses(4)	0.59%
Acquired Fund Fees and Expenses(5)	0.40%
Total annual fund expenses	2.63%

(1)	Investors purchasing Units are not charged a sales load.
(2)	Assuming estimated net assets for the Fund of $200 million plus leverage of $50 million at the end of the Fund’s first twelve months of operations.
(3)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility during the current fiscal year. See “Investment Objective, Opportunities and Strategies—Leverage.” The amount shown in the table above is based on the assumption that the Fund borrows money for investment purposes in an amount approximately between 20% and 30% of its net assets.
(4)	Other expenses are based on estimated amounts for the current fiscal year and include accounting, custody, transfer agency, legal, valuation agent, pricing vendor and auditing fees of the Fund, organizational and offering costs, and fees payable to the Independent Directors.
(5)	Estimated for the current fiscal year.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Units. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:	$27.00	$82.00	$140.00	$296.00

6

THE FUND

General

The Fund is a newly organized non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was formed as a Delaware limited liability company on January 14, 2025 and has no operating history as of the date of this Offering Memorandum. The principal office of the Fund is located at 599 Lexington Avenue, 37th Floor, New York, NY 10022 and its telephone number is (833) 709-4984.

The Fund’s investment objective is to generate current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investments are expected to include (i) first lien senior secured debt and unitranche debt (including last out portions of such loans), (ii) second lien senior secured debt and unsecured debt, including mezzanine debt, (iii) preferred equity, (iv) primary or secondary investments in private funds managed by third party asset managers, and (v) equity co-investments associated with any of the foregoing, in each case, across a broad spectrum of strategies and/or asset classes, including in private companies, real estate and real assets.

The Fund utilizes multiple partners to originate investments. The Adviser believes that this approach can provide the Fund with a wide range of potential investments and exposure across the asset classes with respect to sectors, strategies, industries, geographies, and investment structures. This allows the Adviser the ability to dynamically allocate new investments based on a number of potential factors, including relative value considerations.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.”

The Adviser oversees the amount of leverage used by the Fund and various other investment matters. See “The Adviser.” Responsibility for monitoring and overseeing the Fund’s investment program, management, and operation is vested in the Board.

Private Offering

The Fund is conducting a private offering of the Units to investors in reliance on exemptions from the registration requirements of the Securities Act. The Fund will hold its Initial Closing when it first accepts subscriptions for Units from any person, other than the initial Unitholder. Investors may subscribe for Units (which may be issued in fractional form to the extent required) at one or more Subsequent Closings at the then-applicable Purchase Price. Under the 1940 Act, the Fund is generally prohibited from selling Units at a price below the then-current Net Asset Value per Unit.

Investors will be required to fund drawdowns up to 100% of the amount of their remaining respective Capital Commitments to the Fund each time the Adviser delivers a drawdown notice. Drawdowns will generally be made pro rata in accordance with the remaining Capital Commitments of all Unitholders. Drawdowns will entitle Unitholders to Units (which may be issued in fractional form to the extent required) at the then-applicable Purchase Price.

Unitholders may subscribe for and purchase Units (which, for the avoidance of doubt, may be issued in fractional form to the extent required) for a Purchase Price equal to the Net Asset Value per Unit as of the end of the most recent calendar month prior to the date of the applicable purchase, as determined by the Adviser, as the Valuation Designee of the Board under the 1940 Act, and subject to the limitations of Section 23 under the 1940 Act; provided, however, in the event that the Net Asset Value per Unit is less than or equal to zero as of the first capital drawdown date that occurs immediately following the Initial Closing, then solely for the purpose of such capital drawdown date, the Net Asset Value per Unit shall be $25.00.

The “Net Asset Value” of the Fund as of any date of determination will be the value of all assets of the Fund, including accrued interest, dividends and assets purchased with borrowings, less all of the liabilities of the Fund, including accrued expenses, any reserves established by the Adviser in its discretion for contingent liabilities and any borrowings.

7

THE ADVISER

The Adviser, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. The Adviser, a Delaware limited liability company, is a premier investment management firm and private credit specialist whose clients include large and sophisticated pension funds and other institutional investors. The Adviser’s principal place of business is 599 Lexington Ave., 37th Floor, New York, NY 10022. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR.

USE OF PROCEEDS

The proceeds from the sale of Units, net of the Fund’s fees and expenses, are expected to be invested by the Fund to pursue its investment program and strategies.

The Fund generally expects to invest the proceeds from the sale of Units to pursue its investment program within three months after receipt thereof. Pending the investment of the proceeds of the offering pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

8

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objectives

The Fund’s investment objective is to generate current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective may be changed without Unitholder approval.

Investment Opportunities and Strategies

The Fund’s investments are expected to include (i) first lien senior secured debt and unitranche debt (including last out portions of such loans), (ii) second lien senior secured debt and unsecured debt, including mezzanine debt, (iii) preferred equity, (iv) primary or secondary investments in private funds managed by third party asset managers, and (v) equity co-investments associated with any of the foregoing, in each case, across a broad spectrum of strategies and/or asset classes, including in private companies, real estate and real assets.

The Fund expects to utilize multiple partners to originate investments. The Adviser believes that this approach provides the Fund with a wide range of potential investments and exposure across asset classes and with respect to sectors, strategies, industries, geographies, and investment structures. This allows the Adviser the ability to dynamically allocate new investments based on a number of potential factors, including relative value considerations.

The Fund’s investments may include the following:

•	Private Credit Investments. “Private Credit” is “Private Capital” that is lent to companies through a loan or other form of debt. “Private Capital” is the broad term for funding provided to companies that is not sourced from the public markets (such as proceeds raised from the sale of listed equities and publicly traded bonds), nor sourced from traditional financial institutions (such as banks). Private Credit Investments may include the following types of investments:
•	First lien senior secured debt. First lien senior secured debt may provide for a variable or fixed interest rate, generally contain prepayment penalties and is secured by a first priority security interest in all existing and future assets of the borrower. The Fund’s first lien senior secured debt may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.
•	Unitranche debt. Unitranche debt may provide for a variable or fixed interest rate, generally contain prepayment penalties and are generally secured by a first priority security interest in all existing and future assets of the borrower. Unitranche loans typically provide a borrower with all of its capital except for common equity, often with higher interest rates than those associated with traditional first lien loans. The Fund’s unitranche loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.
•	Second lien senior secured debt. Second lien senior secured debt may provide for a variable or fixed interest rate, generally contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower.
•	Mezzanine debt. Mezzanine debt may take the form of a second priority lien on the assets of a portfolio company and have interest-only payments in the early years with cash or payment-in-kind interest (“PIK”) payments with amortization of principal deferred to the later years. The Fund may invest in debt securities that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after the Fund’s investment.
•	Unsecured debt. Unsecured debt generally provides for a fixed interest rate. The Fund may make unsecured investments on a stand-alone basis, or in connection with a senior secured loan, a junior secured loan or a “one-stop” financing.
9

•	Specialty Finance. The Fund’s portfolio may include investments in the specialty finance sector, including consumer loans, small business lending, royalties and other similar investments.
•	Equity Investments. The Fund’s investment in a portfolio company could be or may include an equity interest, such as common stock or preferred stock, or equity-linked interest, such as a warrant or profit participation right. The Fund may make direct and indirect equity investments with or without a concurrent investment in a more senior part of the capital structure of the issuer. The Fund expects its equity investments will typically not be control-oriented investments and the Fund may structure such equity investments to include provisions protecting its rights as a minority-interest holder.
•	Private Fund Investments. The Fund may make investments in private investment funds that employ a variety of strategies, including through secondary market purchases of existing private fund interests, and in the equity and debt securities of private companies typically alongside private funds.
•	Real Estate. The Fund may invest in privately originated senior secured and subordinated and/or hybrid loans collateralized by real estate. Real estate loans can include transitional loans, core loans, bridge loans, non-qualified mortgage loans, SFR loans, residential NPLs, and mortgage servicing rights. The Fund may invest in construction, value-add or turnaround loans where performance is predicated on any of construction completion, property improvement, or future increases in occupancy, among other developments. The Fund may also invest in the equity of companies in the real estate sector or in private funds focused on making investments directly in real estate or other companies in the real estate sector.
•	Real Assets. The Fund may invest in privately originated, typically subordinated and/or hybrid loans (i.e., holding company loans subordinated to operating company debt, mezzanine loans, leases) collateralized by infrastructure, energy companies and projects, transportation and equipment assets, metals and mining companies and projects, agriculture or other real assets. The Fund may also invest in the equity of companies in such industries or private funds focused on such assets or industries.

Leverage

As a registered closed-end fund, the Fund is not permitted under the 1940 Act to issue “senior securities” (as such term is defined in Section 18(g) of the 1940 Act), which generally consist of borrowings under credit facilities or preferred units issued by the Fund, if, immediately after such issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than (i) 300% with respect to indebtedness or (ii) 200% with respect to preferred units. This means that, at the time a “senior security” is issued, the ratio of the value of the Fund’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as compared to the aggregate amount of the Fund’s “senior securities” equals at least 300% or 200%, as the case may be, immediately after such issuance. In addition, while any senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to Unitholders or the repurchase of such securities or Units unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase.

In connection with potential borrowings, the Fund’s lenders may require the Fund to pledge assets, Capital Commitments of Unitholders and/or the proceeds of drawdowns. Unitholders may be required to acknowledge their obligation to pay their share of such indebtedness up to the amount of their unfunded Capital Commitments or to acknowledge the right of such lender to call on such Unitholders to fund their Capital Commitments and may be limited in their ability to use their Units as collateral for other indebtedness or in their ability to Transfer their Units. In addition, Unitholders will be required to cooperate with the Fund and provide financial information and other documentation reasonably and customarily required to obtain any such credit facility or other financing arrangement.

10

Additionally, the lenders may ask the Fund to comply with positive or negative covenants that could have an effect on the Fund’s operations.

Illiquid and Restricted Securities

The Fund invests in instruments that, at the time of investment, are illiquid. The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Cash and Short-Term Investments

The Fund may invest its cash balances in money market instruments, U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high-quality fixed income securities and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

Overview of Investment Process

The Adviser seeks to leverage its broad, global institutional alternatives platform to uncover an extensive array of credit opportunities and gain market and transaction insights through its network of industry relationships, including asset managers, origination platforms and financial intermediaries, among other parties. The Adviser’s investment process typically involves the analysis of investment specific information during the due diligence process along with insights gained from proprietary private transaction databases.

The Adviser’s due diligence process follows a team-based approach and includes several layers of review. The Adviser’s due diligence may examine some or all of the following deal attributes, along with other factors:

11

TYPES OF INVESTMENTS AND RELATED RISKS

Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Net Asset Value of the Fund’s Units could decline, and investors may lose all or part of their investment.

General Risks

General Economic Conditions and Recent Events

Difficult global credit market conditions have adversely affected the market values of equity, fixed-income, hard assets, and other securities and these circumstances may continue or even deteriorate further. The short- and longer-term impact of these events is uncertain, but could have a material effect on general economic conditions, consumer and business confidence and market liquidity. Investments made by the Fund are expected to be sensitive to the performance of the overall economy. A negative impact on economic fundamentals and consumer and business confidence would likely increase market volatility and reduce liquidity, both of which could have a material adverse effect on the performance of the Fund and these or similar events may affect the ability of the Fund to execute its strategy. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund from its banks, dealers and other counterparties is typically reduced during market disruptions. Market disruptions caused by unexpected political, military, pandemics and terrorist events may from cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

No Operating History

The Fund is a new company with no operating history. Investors must rely on the Adviser to implement the Fund’s investment policies, to evaluate all of the Fund’s investment opportunities and to structure the terms of the Fund’s investments rather than evaluating the Fund’s investments in advance. Because investors are not able to thoroughly evaluate the Fund’s investments in advance of acquiring Units, the offering of Units may entail more risk than other types of offerings. This additional risk may hinder investors’ ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Additionally, the results of any other businesses or companies that have or have had an investment objective which is similar to, or different from, the Fund’s investment objectives are not indicative of the results that the Fund may achieve. The Fund expects to have a different investment portfolio from other businesses or companies. Accordingly, the Fund’s results may differ from and are independent of the results obtained by such businesses or companies. Moreover, past performance is no assurance of future returns.

The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of investors’ investments could decline substantially or that investors’ investments could become worthless. The Adviser anticipates that it could take some time to invest substantially all of the capital expected to be raised due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments. In order to comply with the RIC diversification requirements during the startup period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which may earn yields substantially lower than the interest, dividend or other income that the Fund seeks to receive in respect of suitable portfolio investments. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions expected to be paid when the Fund’s portfolio is fully invested.

12

Units Not Listed; No Market for Units

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their equity investments on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Units for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Units in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Competition for Investment Opportunities

The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

Substantial Repurchases

Substantial requests for the Fund to repurchase Units as a result of tender offers could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Units.

Non-Diversified Status

The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s Net Asset Value may therefore be subject to greater volatility than that of an investment company that is subject to such diversification requirements.

Temporary Investments

For defensive purposes, during periods in which the Fund determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such

13

strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Liquidity and Valuation

The Fund expects to invest in securities which are subject to legal or other restrictions on transfer or for which no liquid market exists. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the counter (“OTC”) markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated securities and unrated subordinated securities may be even more limited. The Fund may be unable to liquidate all or a portion of its position in such securities. In addition, the market prices, if any, for such securities tend to be more volatile and the Fund may not be able to realize what it perceives to be their fair value in the event of a sale. The high yield securities markets have suffered periods of extreme illiquidity for certain types of instruments in the past. For these reasons, among others, calculating the fair market value of the Fund’s holdings may be difficult. If market quotations for the Fund’s investments are not readily available, the Adviser may seek to value the Fund’s investments by testing possible sales prices for such investments with at least one potential investor or, if there are market makers, by obtaining quotations and may sell investments through such pricing mechanism. Should no quotes be available for a particular investment, the Fund will determine the fair market value of such investment in good faith. Illiquid securities are subject to wide spreads. Fair valuation is not exact, and prices can vary significantly from one period to the next.

Use of Leverage: Risk of Borrowing by the Fund

The Fund expects to employ leverage to achieve its investment objectives and may consider other potential uses in the future. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including an Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund may incur permanent, Fund-level leverage, such as bridge, asset-backed facilities, term loan debt, subscription facilities, financing transactions from prime brokers or custodians, short-sales and/or related to the Fund’s hedging activities. The Fund may leverage its investments through borrowings. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred units). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). The Fund does not presently intend to obtain leverage through preferred units. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund currently expects to employ leverage representing approximately 0%–33⅓% of the Fund’s assets.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred units). The Fund will “cover” its applicable positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

14

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Adviser expects that the Fund’s borrowings may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral that could affect the Fund’s liquidity. Incurrence of indebtedness at the level of the Fund (or entity through which it invests) may, among others, have consequences to Unitholders, such as: (i) greater fluctuations in the Fund’s Net Asset Value; (ii) use of cash flow for debt service, distributions, or other purposes (and prospective investors should specifically note in this regard that, for the avoidance of doubt, in connection with one or more credit facilities entered into by the Fund, distributions to Unitholders may be subordinated to payments required in connection with any indebtedness contemplated thereby); (iii) to the extent that Fund revenues are required to meet principal payments, Unitholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (iv) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to foreclosure and other losses may be increased due to the illiquidity of its investments.

In addition, the Fund may need to refinance its outstanding debt as it matures. There is a risk that the Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as the terms of any then existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.

With respect to any asset-backed facility entered into by the Fund (or subsidiary thereof), a decrease in the fair value of the Fund’s investments would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the Fund must repay the borrowed funds to the lender. Liquidation of the Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund and could, if the value of its investments had declined significantly, cause the Fund to lose all or a substantial amount of its capital. In the event of a sudden, precipitous drop in the value of the Fund’s assets, the Fund might not be able to dispose of assets quickly enough to pay off its debt resulting in a foreclosure or other total loss of some or all of the pledged assets. Fund-level debt facilities typically include other covenants such as covenants against the Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund if it is unable to cure or otherwise mitigate such breach.

No Assurance of Investment Return

The Adviser’s task of identifying and evaluating investment opportunities, managing such investments, and realizing a significant return for investors is difficult. Many organizations operated by persons of competence and integrity have been unable to make, manage, and realize a profit on such investments successfully. The Adviser believes that its investment strategy and investment approach moderate this risk through a careful selection of securities and other financial instruments. However, there is no assurance that the Fund will be able to invest its capital on attractive terms or generate returns for its investors. Investors in the Fund could experience losses on their investment. Past performance of investment entities associated with the Adviser and its affiliates is not necessarily indicative of future results. There can be no assurance that the Fund will achieve its investment objectives or that performance objectives of the Fund will be achieved.

15

Reporting Requirements

Unitholders who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Unitholders or to notify Unitholders that such reports are required to be made. Unitholders who may be subject to such requirements should consult with their legal advisers.

Business and Structure Related Risks

Availability of Suitable Investments

While the Adviser believes that many attractive investments of the types in which the Fund expects to invest are currently available, there can be no assurance that such investments will continue to be available or that available investments will continue to meet the Fund’s investment criteria. Furthermore, the Fund may be unable to find a sufficient number of attractive investment opportunities to meet its investment objectives. Past performance is not necessarily indicative of future performance.

Uncertain Tax Treatment

The Fund may invest in certain securities, such as certain convertible and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the IRS. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments were successfully challenged by the IRS.

Cybersecurity

With the use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment vehicles such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial-of-service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyberattacks against, or security breakdowns of, the Fund, the Adviser, the Fund’s custodian and/or other third-party service providers may adversely impact the Fund or the Unitholders. For instance, cyber-attacks may interfere with the processing of Unitholder transactions, impact the Fund’s ability to value its assets, cause the release of private Unitholder information or confidential information of the Fund, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent any cyber incidents in the future. The Fund and the Unitholders could be negatively impacted as a result. While the Fund or the Fund’s service providers have established business continuity plans and systems designed to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cybersecurity risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value.

Artificial Intelligence and Machine Learning Developments.

Recent technological advances in artificial intelligence and machine learning technologies (collectively, “AI Technologies”), as well as the rapid growth and widespread use thereof, have the potential to pose risks to the Adviser, the Fund and the Fund’s portfolio companies. AI Technologies have the potential to result in significant and disruptive changes in companies, sectors or industries, including those in which the Fund invests, and any such changes could render the Adviser’s underwriting models obsolete or create new and unpredictable operational, legal and/or regulatory risks. To the extent competitors of the Adviser, the Fund and the Fund’s portfolio companies make more

16

efficient or extensive use of AI Technologies, there is a possibility that such competitors will gain a competitive advantage. Many jurisdictions have passed or are considering laws and regulations concerning AI Technologies, which could adversely affect the Adviser, the Fund, the Fund’s portfolio companies and their respective operations. Additionally, the Adviser, the Fund and the Fund’s portfolio companies could be further exposed to the risks of AI Technologies if third-party service providers or any counterparties, whether or not known to the Adviser, use AI Technologies in their business activities. The Adviser will not be able to control the use of AI Technologies in third-party products or services, including those provided by the Adviser’s and its affiliates’ service providers. Additionally, the Adviser and its personnel reserve the right to use AI Technologies in connection with the Adviser’s business activities, including to support the Adviser’s due diligence and investment activities. AI Technologies are highly reliant on the accuracy, adequacy, completeness and objectivity of their underlying data, and any inaccuracies, deficiencies or biases in this data could lead to errors affecting the Adviser’s decision-making and investment processes. AI Technologies and their applications, including in the financial sector, continue to develop rapidly, and it is impossible to predict the future risks that have the potential to arise from such developments. Any of the foregoing factors could have a material and adverse effect on the Adviser, the Fund and the Fund’s portfolio companies.

Distribution Payment and Frequency Not Guaranteed

The Fund expects to pay distributions monthly out of assets legally available for distribution, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Unitholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Offering Memorandum. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Units in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Units. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Units, including any fees payable to the Adviser. A return of capital to Unitholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Unitholders may be subject to tax in connection with the sale of Units, even if such Units are sold for less than the Unitholder’s original investment.

Failure to Qualify as a RIC or Satisfy Distribution, Income and Asset Requirements

To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset-diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Unitholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and at least 90% of the Fund’s net income from tax-exempt obligations, if any.
•	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its gross income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources. If the source-of-income requirement is not met, the Fund may fail to qualify for RIC tax treatment and be subject to corporate-level income tax.
•	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government
17

securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to maintain its RIC status for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. No assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level income tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impractical.

Difficulty Paying our Required Distributions Under Applicable Tax rules if we Recognize Income Before or Without Receiving Cash Representing Such Income

For U.S. federal income tax purposes, the Fund generally is required to include in income certain amounts that it has not yet received in cash, such as OID or certain income accruals on contingent payment debt instruments, which may occur if the Fund receives warrants in connection with the origination of a loan or possibly in other circumstances. Such OID is generally required to be included in income before the Fund receives any corresponding cash payments. In addition, the Fund’s loans typically contain PIK interest provisions. Any PIK interest, computed at the contractual rate specified in each loan agreement, is generally required to be added to the principal balance of the loan and recorded as interest income. The Fund also may be required to include in income certain other amounts that it does not receive, and may never receive, in cash. To avoid the imposition of corporate-level tax, this non-cash source of income may need to be distributed to the unitholders in cash or, in the event that the Fund determines to do so, in units, even though the Fund may have not yet collected and may never collect the cash relating to such income.

Since, in certain cases, the Fund may recognize income before or without receiving cash representing such income, it may have difficulty meeting the Annual Distribution Requirement necessary to be relieved of corporate-level U.S. federal taxes on income and gains distributed to the unitholders. Accordingly, the Fund may have to sell or otherwise dispose of some of its investments at times and/or at prices it would not consider advantageous, raise additional capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to satisfy the Annual Distribution Requirement and thus become subject to corporate-level U.S. federal income tax.

Legislative or Other Actions Relating to Taxes Could Have a Negative Effect on the Fund

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and IRS and the U.S. Treasury Department. The Fund cannot predict with certainty how any changes in the tax laws might affect it, the unitholders, or its investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Fund’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to it and the unitholders of such qualification, or could have other adverse consequences. Unitholders are urged to consult with their tax adviser regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the units.

For additional discussion regarding the tax implications of a RIC, see “Tax Aspects.”

Risks Associated with the Fund and the Adviser

Senior Management Personnel of the Adviser

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments.

18

The Fund’s future success depends to a significant extent on the continued service of the Adviser and its senior management. The departure of any members of the Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s ability to achieve its investment objectives depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capability in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has a termination provision that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for the Fund to replace the Adviser.

Key Personnel

The Adviser depends on the diligence, skill, and network of business contacts of its professionals. The Adviser also depends, to a significant extent, on deal flow generated by these investment professionals in the course of its investment and portfolio management activities. The Fund’s success depends on the continued service of such personnel. The investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objective. Individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Systems and Operations

The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain securities, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. Disruptions in the Fund’s operations may cause the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund.

Fundamental Analysis

Investment decisions will be based on fundamental analysis. Data on which fundamental analysis relies may be inaccurate or may be generally available to other market participants. Fundamental market information is subject to interpretation. To the extent that the Adviser misinterprets the meaning of certain data, the Fund may incur losses.

19

Investment and Due Diligence Process

Before making investments, the Adviser will conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence, the Adviser may be required to evaluate important and complex business, financial, tax, accounting and legal issues. When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on the resources reasonably available to it, which in some circumstances whether or not known to the Adviser at the time, may not be sufficient, accurate, complete or reliable. Due diligence may not reveal or highlight matters that could have a material adverse effect on the value of an investment.

Co-Investment Exemptive Relief

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Fund and for one or more other funds or accounts. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more other funds. The Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff.

The Fund and the Adviser have received exemptive relief from the provisions of Sections 17(d) of the 1940 Act to co-invest in certain privately negotiated investment transactions with current or future registered closed-end funds, business development companies, private funds or separate accounts that are advised by the Adviser and any investment adviser controlling, controlled by or under common control with the Adviser (collectively, the Fund’s “co-investment affiliates”) subject to the satisfaction of certain conditions.

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly

The Adviser has established, and expects to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities that may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (collectively, “Other Investment Vehicles”). The Fund may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by the Adviser for its own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles may invest alongside the Fund. In allocating any investment opportunities, the Adviser will take into account numerous factors, including factors specific only to such Other Investment Vehicles, in its discretion. Any such investments made alongside the Fund may or may not be in proportion to the relevant commitments of the investing parties. Certain co-investments may be made only if the Fund and the Adviser receive an exemptive order from the SEC permitting such investment. See “Co-Investment Exemptive Relief.”

Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Units.

Portfolio Turnover

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, Unitholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate

20

results in correspondingly greater brokerage commissions and other transactional and custodial expenses that are borne by the Fund.

The Fund’s Investments, Investment Activities and Related Risks

Direct Lending

The Fund expects that it may invest a portion of its assets in directly originated senior secured loans, including unitranche loans, of performing middle market companies (“Senior Capital Debt Securities”). A performing middle market company is one that the Adviser believes is generating sufficient cash flow to meet its ongoing debt service obligations, is in compliance with its material credit agreements, and is not in material financial distress at the time of investment.

The value of such loans is volatile and may fluctuate due to a variety of factors that are inherently difficult to predict and are outside the control of the Adviser, including prevailing credit spreads, general economic conditions, financial market conditions, domestic or international economic or political events, developments or trends in any particular industry, changes in interest rates, or the financial condition of the obligors of the Fund’s assets. In particular, the market for senior secure loans to middle market companies has experienced periods of volatility in the supply and demand for such loans, resulting in volatility in, among other things, spreads, interest rate floors, purchase price discounts, leverage, covenants, structure, and other terms. Because the loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market, especially in the middle market, has been small relative to the high-yield debt securities market.

The obligors of the Senior Capital Debt Securities are expected to primarily be privately owned middle market businesses. There is generally no publicly available information about these businesses. Some obligors may not meet net income, cash flow and other coverage tests typically imposed by lenders. Numerous factors may affect an obligor’s ability to repay its related obligations, including the failure to meet its business plan, a downturn in its industry or continuing negative economic conditions. A deterioration in an obligor’s financial condition and prospects may be accompanied by deterioration in the collateral securing the Fund’s assets or the recuring revenue of the obligor. Such deterioration might impair the ability of such obligor to obtain refinancing or force it to seek to have the Fund’s asset restructured.

Senior Capital Debt Securities are generally considered speculative in nature and may end up in default for a variety of reasons. A defaulted asset may become subject to either substantial workout negotiations or a restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted asset. In addition, such negotiations or restructuring may be quite extensive, protracted and costly over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such defaulted asset. The liquidity of a defaulted asset will be limited, and to the extent that a defaulted asset is sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon.

There can be no assurance as to the levels of defaults or the amount or timing of recoveries that may be experienced with respect to the Fund’s assets. Any increase in default levels or decrease in recovery rates, or delays in receipt of recoveries, could adversely affect distributions, if any, to the Fund.

There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could negatively affect the value or performance of Senior Capital Debt Securities. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of assets.

Concentration

The Fund could make a limited number of investments. One risk of having a limited number of investments is that the aggregate returns realized by investors may be substantially adversely affected by the unfavorable performance of even a single investment. The Adviser expects to generally use an opportunistic approach to investing, which may

21

result in the Fund’s investments being concentrated in a particular issuer, industry, security, structure or geographic region and its investments will become more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. These risks may be further pronounced in cases where an investment is secured by a relatively small or less diverse pool of underlying assets. Certain geographic regions and/or industries may be more adversely affected from economic pressures when compared to other geographic regions and/or industries.

Following its initial investment in a given portfolio company, the Fund may have the opportunity to increase its investment in such portfolio company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient funds to make all or any such investments. Any decision by the Fund not to make follow-on investments or its inability to make such investments may have a substantial negative effect on a portfolio company in need of such an investment, may result in a lost opportunity for the Fund to increase its participation in a successful portfolio company, may result in the Fund’s investment in the relevant portfolio company becoming diluted and in circumstances where the follow-on investment is offered at a discount to market value, may result in a loss of value for the Fund.

Direct Origination

A significant portion of the Fund’s investments may be directly originated by the Fund. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its Unitholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities, as the Fund can provide no assurance that the Adviser will be able to identify and make investments that are consistent with its investment objectives.

Syndication

The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Loans

Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods, which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value.

22

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

In general, the secondary trading market for loans is not well developed. No active trading market may exist for certain senior secured loans. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell loans quickly or at a fair price. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Use of Collateral

Collateral for private credit investments may include a wide range of assets, including, but not limited to, assets and/or net income of companies, real estate, revenue streams, equity interests, fund interests, royalties of various types, rights to litigation proceeds, trade receivables, and derivative exposure to loans. To the extent the Adviser originates loans based partly upon the adequacy of the borrower’s collateral, an incorrect valuation of such collateral may result in unforeseen losses. The inherent uncertainty of the value of collateral may result in values that differ significantly from the values that can ultimately be obtained for such collateral. Even if collateral is initially valued correctly, changes in market conditions, regulations or other circumstances, or changes directly related to such collateral, may materially adversely affect the value thereof. In addition, there can be no assurance that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment.

Under certain circumstances, collateral securing an investment may be released without the consent of the lender. Moreover, the lender’s security interest (with respect to investments in secured debt) may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the Fund may not have priority over other creditors as anticipated. First priority lien investments made by the lender may, in certain cases, provide a first priority lien over some, but not all, of the assets of the relevant borrower. The Fund may also invest in second-lien debt, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured instruments each of which involves a higher degree of risk than senior first-lien secured debt, including the re-use and subsequent loss of collateral by the borrower. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of senior lenders (with respect to some or all of the assets of an issuer in which the Fund invests). Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In such cases, the ability of the issuer to repay the principal in respect of the Fund’s investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

The terms of any derivative hedging arrangements entered into by the Fund may provide that related collateral given to, or received by, the Fund may be pledged, lent, re-hypothecated or otherwise re-used by the collateral taker for its own purposes. If collateral received by the Fund is reinvested or otherwise re-used, the Fund is exposed to the risk of loss on that investment. Should such a loss occur, the value of the collateral will be reduced and the Fund will have less protection if the counterparty defaults. Similarly, if the counterparty reinvests or otherwise re-uses collateral received from the Fund and suffers a loss as a result, it may not be in a position to return that collateral to the Fund should the relevant transaction complete, be unwound or otherwise terminate and the Fund is exposed to the risk of loss of the amount of collateral provided to the counterparty.

Secured Debt

Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.

23

In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Small and Middle-Market Companies

The Fund may invest in small or middle market companies. Investment in private and small or middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund will rely on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on its investments. In addition, small and middle-market companies are frequently owned or controlled by private equity funds and such funds and their managers may have differently aligned incentives regarding their own investment objectives that may be inconsistent with the objectives of the debt holders of such small and middle-market companies. In addition, such funds and their managers may be in a state of distress or have a poor record and may be undergoing restructuring or changes in management. There can be no assurances that such restructuring or changes will be successful.

Small and middle-market companies may also have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment.

In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small and middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies in which the Fund invests. Small and middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of becoming obsolete.

Lower Credit Quality Loans

There are no restrictions on the credit quality of the loans that may be held in the Fund’s portfolio. Loans arranged or purchased by the Fund may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans which the Fund may acquire have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than higher quality loans, but involve greater volatility of price and greater risk of loss of income and

24

principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.

High Yield, Low-Rated or Unrated Securities

The Fund may invest in high yield fixed-income securities. Debt securities (including bonds) and preferred stock in which the Fund invests may or may not be rated by credit rating agencies. If they are rated, their ratings may range from the very highest to the very lowest. Securities rated below investment grade normally provide a yield that is significantly higher than that of investment grade securities, but are quite speculative for reasons enumerated below. The lower-rated categories include debt securities that are in default and debt securities of insolvent issuers. The rating that a credit rating agency assigns to a security does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. The values of lower-rated securities (including unrated securities of comparable quality) fluctuate more than those of higher-rated securities because investors generally believe that there are greater risks associated with them. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of principal and income. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of the securities more volatile and could limit the purchaser’s ability to sell the securities at prices approximating the values it had placed on the securities. In general, the market for lower-rated or unrated securities is smaller and less active than that for higher-rated securities, which can adversely affect the ability to sell these securities at favorable prices. In addition, the market prices of lower-rated securities are likely to be more volatile because: (i) an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default; (ii) past legislation has limited (and future legislation may further limit) investment by certain institutions in lower-rated securities or the tax deductibility of the interest by the issuer, which may adversely affect the value of the securities; and (iii) it may be difficult to obtain information about financially or operationally troubled issuers. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Non-Performing Loans

The Fund may invest in non-performing and sub-performing loans that often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks and returns on such investments may not be realized for a considerable period of time.

Unsecured Loans

The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

Limited Amortization Requirements

The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate an issuer to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements may be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt

25

over the life of the investment may increase the risk that the issuer will not be able to repay or refinance the loans held by the Fund when it matures.

Consumer Loans

The Fund may invest in or be exposed to consumer loans, including credit card receivables, automobile loans, student loans, peer-to-peer loans or other loans. These loans are subject to risks of prepayment, delinquency and default similar to those present in mortgage loans. The ability of a borrower to repay any such loan is dependent on a number of factors, including the income and assets of the borrower. The Fund may invest in consumer loans that have been made to borrowers of varying creditworthiness, and it may invest in consumer loans that have been extended pursuant to varying underwriting guidelines, to no underwriting guidelines at all, or to fraudulent origination practices. Consumer loans may be backed by collateral (as in automobile loans) or they may be unsecured, exposing the Fund to default risk as an unsecured creditor of an individual borrower.

Congress, regulators such as the CFPB and the individual states may further regulate the consumer credit industry in ways that make it more difficult for servicers of such loans to collect payments on such loans, resulting in reduced collections. Such laws and regulations may, among other things, regulate interest rates and other charges, require certain disclosures, regulate the use of consumer credit information and regulate debt collection practices. Violation of certain provisions of these laws and regulations may limit a servicer’s ability to collect all or part of the principal of, or interest on, such loans, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and sanctions. Changes to federal or state bankruptcy or debtor relief laws may also impede collection efforts or alter timing and amount of collections. If an obligor sought protection under federal or state bankruptcy or debtor relief laws, a court could reduce or discharge completely the obligor’s obligations to repay amounts due on its loan.

Risks specific to different categories of consumer loans may affect the Fund’s return on such investments. In the case of credit card loans, for example, various and unpredictable social, economic and geographic factors may affect the payment patterns and rates of default by borrowers, including consumer confidence and attitudes toward debt, rates of inflation and unemployment and prevailing interest rates. Rates of prepayment and default on student loans will similarly vary based on a number of factors, but will also be affected by contractual terms present in such loans, including the extension of grace periods, deferment periods and, under some circumstances, forbearance periods. The Adviser cannot predict how these and other factors may affect the Fund’s investments in consumer loans.

Small Business Lending

The Fund may make loans to small businesses and newly-formed “startup” companies. Lending to small businesses and startups presents unique risks. Small businesses and startups generally have limited borrowing and operating histories, making it more difficult to assess their creditworthiness. In addition, small businesses and startups may have fewer assets available to use as collateral, leaving the Fund with little recourse in the event of default on the loan.

Investments in Intellectual Property and Licenses

The Fund may invest in intangible assets, such as intellectual property and licenses, and royalties associated therewith. In many cases, the perceived value of such investments is dependent upon protecting proprietary rights with respect to one or more products (“Portfolio Products”). In many cases, a party’s ability to pay the required royalty (such party, a “Royalty Obligor”), or the Fund’s ability to realize a positive increase in the value of an investment with respect to a Portfolio Product, depends on obtaining and maintaining patent and trade secret protection of Portfolio Products, their use and the methods used to manufacture them, as well as successfully defending those intellectual property rights against third-party challenges. The degree of future protection to be afforded to Portfolio Products is uncertain because legal means afford only limited protection and may not adequately protect the rights of the entities with an interest in the Portfolio Product (an “Interested Party”) or permit them to gain or keep their competitive advantage. It is difficult and costly to protect the proprietary rights associated with Portfolio Products, and their protection cannot be ensured. There can be no assurance that any issued patents underlying Portfolio Products will provide sufficient protection to allow Interested Parties to conduct their business in the ordinary course. Interested Parties may incur substantial costs as a result of result of litigation or other proceedings relating to patent and other intellectual property rights related to Portfolio Products and they may be unable to protect their rights to, or commercialize, the applicable

26

Portfolio Products. Moreover, there can be no assurance that Interested Parties will remain free from intellectual property infringement claims by third parties. If a third-party claims that an Interested Party is using inventions covered by the third-party’s intellectual property rights, that third-party may go to court to stop the Interested Party from engaging in its business in the ordinary course, which would likely adversely impact the value of the Fund’s related Portfolio Investment. Intellectual property infringement lawsuits are costly, would likely affect the results of operations of the Interested Party and divert the attention of their management.

In addition, certain of the Fund’s investments may relate to Portfolio Products which are still in development or have not otherwise received the required regulatory approvals (if any). A failure to gain such required regulatory approval would materially and adversely affect those Portfolio Investments. Regulatory approval processes may be extensive, time consuming and uncertain and may prevent Interested Parties from obtaining approvals for the commercialization of some Portfolio Products.

Event-Driven Special Situations

The Fund’s strategies may involve investments in “event-driven” special situations such as recapitalizations, spinoffs, corporate and financial restructurings, litigation or other catalyst-orientated situations. The companies may also be out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions. These characteristics of these companies can cause their securities to be particularly risky investments, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. The Adviser believes these types of investments often have downside risk relative to their current valuations. The Fund could, however, be incorrect in its assessment of the downside risk associated with an investment, thus resulting in a significant loss. Such investments are often difficult to analyze. Although the Fund intends to utilize appropriate risk management strategies, such strategies cannot fully insulate the Fund from the risks inherent in its planned activities. Moreover, in certain situations, the Fund may be unable to, or may choose not to, implement risk management strategies because of the costs involved or other relevant circumstances.

Nature of Investments

The Fund will invest in loans, debt obligations, securities and assets that are inefficiently priced as a result of business, financial, market or legal uncertainties. There is typically no market for certain types of securities the Fund intends to purchase.

The level of analytical sophistication, both financial and legal, necessary for successful returns on such investments is unusually high. There can be no assurance that the Adviser will evaluate correctly the nature and magnitude of the various factors that could affect the value of the Fund’s investments. In particular, the Fund will purchase securities and other obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Many of these securities typically remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. In addition, it frequently may be difficult to obtain information as to the conditions of these securities. The market prices of these securities are also subject to abrupt and erratic market movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk and may not show any return for a considerable period of time, if at all. Sourcing, diligence, structuring and governance of private distressed investments require consideration of factors that are often not present in standard private equity investing or investments in the senior and secured debt of financially sound companies. If the Adviser’s evaluation of the anticipated outcome of an investment situation should prove incorrect, the Fund could experience losses. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

27

Debt investments and loans are subject to credit and interest rate risks. “Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument and that an investor may not receive any or all of its principal or interest. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a loan or debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations, which are rated by rating agencies, are often reviewed and may be subject to downgrade. “Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate debt securities) and directly (especially in the case of debt instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable-rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. In addition, interest rate increases generally will increase the interest carrying costs to the Fund of borrowed securities and leveraged investments.

Lack of Liquidity

The Fund’s investment portfolio will, to a significant extent, consist of investments in private companies. The Fund may take large positions in portfolio companies relative to the trading volume or overall market capitalization of such companies. Such positions may at times prove more difficult to sell in a timely or efficient manner and could thus impair the Fund’s ability to realize portfolio gains fully or at all or limit losses. Moreover, there may be no readily available market for the Fund’s investments. Adverse market conditions may further limit or delay opportunities for liquidity.

Competitive Marketplace

A portion of the Fund’s assets may be invested in companies in highly competitive markets dominated by firms with substantially greater financial and possibly better technical resources than the portfolio companies in which the Fund invests. Portfolio companies in which the Fund invests may operate in business sectors that face technological changes and/or face competition from other firms or organizations.

Portfolio Company Management Risks

With respect to management at the portfolio company level, many portfolio companies rely on the services of a limited number of key individuals, the loss of any one or more of whom could significantly adversely affect the portfolio company’s performance. Management of each portfolio company will have day-to-day responsibility with respect to the business of such portfolio company. The Fund may therefore have limited ability to protect its positions in such portfolio companies because it is not expected to have an in influence the decision-making or implementation process.

Non-U.S. Investments

The Fund’s investment strategy contemplates potential investments in companies outside of the U.S. Investing in companies outside of the U.S. may expose the Fund to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

The investments of the Fund that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The

28

Fund may employ hedging techniques to minimize these risks, but it cannot be assured that such strategies will be effective or without risk to the Fund.

Investments in Issuers in Regulated Industries

Certain industries, such as the communications and technology industries, are heavily regulated. The Fund may make investments in portfolio companies operating in industries that are subject to greater amounts of regulation than other industries generally. These more highly regulated industries may include energy and power, gaming and healthcare. Investments in portfolio companies that are subject to greater amounts of governmental regulation pose additional risks relative to investments in other companies generally. Changes in applicable laws or regulations, or in the interpretations of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures. If a portfolio company fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such issuer. Governments have considerable discretion in implementing regulations that could impact an issuer’s business and governments may be influenced by political considerations and may make decisions that adversely affect an issuer’s business. Additionally, certain portfolio companies may have a unionized workforce or employees who are covered by a collective bargaining agreement, which could subject any such portfolio company’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, a portfolio company’s operations and profitability could suffer if it experiences labor relations problems. Upon the expiration of any such portfolio company’s collective bargaining agreements, it may be unable to negotiate new collective bargaining agreements on terms favorable to it, and its business operations at one or more of its facilities may be interrupted as a result of labor disputes or difficulties and delays in the process of renegotiating its collective bargaining agreements. A work stoppage at one or more of any such portfolio company’s facilities could have a material adverse effect on its business, results of operations and financial condition. Any such problems additionally may bring scrutiny and attention to the Fund itself, which could adversely affect the Fund’s ability to implement its investment objectives.

Sophisticated Parties Non-Reliance Letters

The Fund may enter into transactions involving securities, loans, participations, assignments or other investments in which it may be deemed to be in possession of material, non-public information. In connection with these transactions, the Fund may furnish letter agreements to counterparties and/or intermediaries and counterparties generally stating that the parties to a particular transaction are entering into such transaction notwithstanding a possible information disparity and its potential effect on the value of the assets involved in such transaction. Sophisticated parties non-reliance letters are intended to limit liability for fraud under U.S. federal securities laws, state securities laws and the common law, but the jurisprudence related to such letters continues to evolve and there can be no assurance that the Fund’s use of such letters in the course of its trading activities will avoid civil or other liability.

Nature of Bankruptcy Proceedings

The Fund may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments and the amount of any recovery may be affected by the relative security of the Fund’s investment in the capital structure of the issuer. Certain debt securities in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. In addition, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. If the Fund or the Adviser are found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or investors of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

29

There are a number of significant risks arising out of investments in companies involved in bankruptcy proceedings. First, many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors. Second, a bankruptcy filing may have adverse and permanent effects on a company. For instance, the company may lose its market position and key employees or otherwise become incapable of emerging from bankruptcy and restoring itself as a viable entity. Further, if the bankruptcy proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investments can be adversely affected by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until such time as such plan ultimately becomes effective.

Other Lending Risks

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. The Adviser may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan. However, there can be no assurance that the value assigned by the Adviser to collateral underlying a loan of the Fund can be realized upon liquidation, nor can there be any assurance that collateral will retain its value. In addition, some of the Fund’s loans will be supported, in whole or in part, by personal guarantees made by management of the borrower or a relative, or guarantees made by a corporation affiliated with the borrower. The amount realizable with respect to a loan may be detrimentally affected if a guarantor fails to meet its obligations under the guarantee. Moreover, the value of collateral supporting loans may fluctuate. In addition, active lending/origination by the Fund may subject it to additional regulation, as well as possible adverse tax consequences to investors therein. There is no assurance that the Adviser will seek to adopt appropriate procedures to minimize such risk. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of and subsequently liquidating various types of collateral.

Investments in Special Situations

The Fund may provide financing to companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies, and similar transactions. In any investment transaction involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, will take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price paid by the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if such an anticipated transaction does not in fact occur, the Fund may lose all or a material portion of its investment. All of these events could have a material adverse effect on the value of the investments.

Rediscount Loans

Rediscount loans may present risks similar to those of the other types of loans in which the Fund may invest and, in fact, such risks may be of greater significance in the case of rediscount loans. A rediscount loan is a secured financing provided by a private credit lender, backed by a pool of existing financial assets such as consumer loans, SME loans, or other receivables. The lender advances capital against the collateral pool, with repayment primarily supported by the cash flows of the underlying assets and credit protection provided through advance rates and structural safeguards. Moreover, investing in rediscount loans may entail a variety of unique risks. Among other risks, rediscount loans may be subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. In addition, the performance of a rediscount loan will be affected by a variety of factors, including its priority in the capital structure of the obligor thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on the underlying receivables, loans or other assets that are being collateralized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the relevant assets.

Credit Ratings

Credit ratings of debt obligations or obligor(s) represent the rating agencies’ opinions or estimates regarding their credit quality and are not a guarantee of quality. In addition, rating agencies attempt to evaluate the safety of principal

30

and interest payments and do not evaluate the risks of fluctuations in market value. Therefore, such credit ratings may not fully reflect the true risks of an investment. Also, rating agencies may fail to make timely changes to their credit ratings in response to subsequent events and an obligor’s current financial condition may be better or worse than a rating indicates.

Distressed and Defaulted Credits

The Fund may invest in securities of issuers in weak financial condition or default, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a tribunal’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (e.g., until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security.

Participations and Assignments

The Fund may acquire a significant amount of loan interests indirectly through participations and directly through assignments. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer or creditors of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

In a participation the original lender/party granting the participation maintains ownership over the loan and the participant only has a contractual right against the grantor (no privity of contract with the borrower). This exposes loan participants to two separate credit risks: the risk of the underlying borrower’s failure to repay the loan, and the risk of the participation grantor’s insolvency. If a participation grantor were to experience insolvency, the Fund, by owning a participation interest, may be treated as a general unsecured creditor of the selling institution and may not benefit from any set off between the selling institution and the borrower. In addition, the Fund may purchase a participation interest from a selling institution that does not itself retain any portion of the applicable loan and, therefore, may have limited interest in monitoring the terms of the loan agreement and the continuing creditworthiness of the borrower. When the Fund holds a participation interest in a loan it will not have the right to vote under the applicable loan agreement with respect to every matter that arises thereunder, and it is expected that each selling institution will reserve the right to administer the loan sold by it as it sees fit and to amend the documentation evidencing such loan in all respects. Selling institutions voting in connection with such matters may have interests different from those of the Fund and may fail to consider the interests of the Fund in connection with their votes.

The purchaser of an assignment of an interest in a loan typically succeeds to all the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. As a purchaser of an assignment, the Fund generally will have the same voting rights as other lenders under the applicable loan agreement, including the right to vote to waive enforcement of breaches of covenants or to enforce compliance by the borrower with the terms of the loan agreement and the right to set off claims against the borrower and to have recourse to collateral supporting the loan. Assignments are, however, arranged through private negotiations between assignees and assignors and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution.

31

Assignments and participations are sold strictly without recourse to the selling institutions and the selling institutions will generally make no representations or warranties about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans. In addition, the Fund will be bound by provisions of the underlying loan agreements, if any, that require the preservation of the confidentiality of information provided by the borrower. Because of certain factors including confidentiality provisions, the unique and customized nature of the loan agreement and the private syndication of the loan, loans are not purchased or sold as easily as are publicly traded securities.

Prepayment

Loans are generally prepayable in whole or in part at any time at the option of the obligor at par plus accrued and unpaid interest thereon, and occasionally plus a prepayment premium. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. When credit market conditions become more attractive to obligors, the rate of prepayment of the Fund’s assets would be expected to increase as obligors refinance to take advantage of such improved conditions, which may negatively impact the Fund.

Maturity

A significant portion of the Fund’s assets will consist of loans for which most or all of the principal is due at maturity. The ability of the obligor(s) under such loan to make such a large payment upon maturity typically depends upon its ability to refinance the loan prior to maturity. The ability of an obligor to consummate a refinancing will be affected by many factors, including the availability of financing at acceptable rates to such obligor, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the obligor and related businesses, tax laws and prevailing general economic conditions. Additionally, middle market obligors generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from more traditional sources, such as commercial banks. Consequently, such obligor may not have the ability to repay the loan at maturity and, unless it is able to refinance such loan, it could default in payment at maturity, which could result in losses to the Fund.

Significant numbers of obligors are expected to need to refinance their debt over the next few years, and significant numbers of collateralized loan obligation transactions (historically an important source of funding for loans) have reached or are close to reaching the end of their reinvestment periods or the final maturities of their own debt. As a result, there could be significant pressure on the ability of obligors to refinance their debt over the next few years unless a significant volume of new collateralized loan obligation transactions or other sources of funding develop. If such sources of funding do not develop, significant defaults in the Fund’s assets could occur, and there could be downward pressure on the prices and markets for debt instruments, including assets held by the Fund.

PIPEs

The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the OTC securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

DIP Loans

The Fund may invest in debtor-in-possession (“DIP”) loans. DIP loans involve a fundamental credit risk based on the borrower’s ability to make principal and interest payments and the inherent risks in the bankruptcy process. DIP loans

32

are subject to a court approval process in which parties-in-interest may be heard but there can be no assurance that the Fund would be successful in obtaining favorable results. If the calculations of the Adviser as to the outcome or timing of a reorganization are inaccurate, a company that has filed for bankruptcy may not be able to make payments on a DIP loan on time or at all. In addition, DIP loans may be privately negotiated transactions, each of which has individualized terms. These positions may be illiquid and difficult to value. DIP loans may be subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity.

Mezzanine Debt

The Fund may invest in mezzanine debt. Investments in mezzanine debt securities of highly leveraged companies involve a high degree of risk. Highly leveraged companies are inherently more sensitive to adverse business or financial developments or economic factors, including declines in company revenues, increases in company expenses, rising interest rates, downturns in the economy, increasing competition, and deteriorating industry conditions. In addition, mezzanine debt securities typically are subordinated to substantial amounts of senior debt, all or a significant portion of which may be secured, which means that distributions to mezzanine holders are available only after satisfaction of claims of senior creditors. While the mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of such investments and may benefit from cross-default provisions and security over the assets of the issuer, some or all of such terms may not be part of particular investments.

Second Lien Loans

The Fund may invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, which may limit their ability to amend its loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to borrowers, which can materially affect recoveries.

Subordinated Securities

The Fund may invest in mortgage-backed securities (“MBS”) and other securities that are subordinate to one or more senior classes. Generally, such subordinated securities bear the first risk of loss on the mortgages or other collateral underlying such securities. As a result, changes in the value of the performance of subordinated securities are expected to be greater than the change in the value or payment performance of the underlying mortgages or other collateral. In the event of a default, proceeds from any realization on the underlying mortgages or other collateral will first be allocated to the senior classes of securities in accordance with the priority of payments prior to any allocation to the subordinated securities held by the Fund.

Covenant-Lite Loans

The Fund may invest in “covenant-lite” loans. Certain financial institutions may define “covenant-lite” loans differently, but such obligations generally contain fewer financial maintenance covenants (or no maintenance covenants at all), including terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. In addition, covenant-lite loans may have specific tranches that contain fewer or no restrictive covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. The Fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite loans than its holdings of loans with the usual covenants.

33

Asset-Backed Securities

The Fund’s portfolio may include asset-backed securities. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities and liquidity risk.

CMBS

The Fund’s portfolio may include commercial mortgage-backed securities (“CMBS”), which are securities backed by obligations (including certificates of participation in obligations) that are principally secured by interests in real property having a commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are issued in public and private transactions by a variety of public and private issuers using a variety of structures, including senior and subordinated classes. CMBS generally lack standardized terms, tend to have shorter maturities than residential mortgage-backed securities (“RMBS”) and may provide for the repayment of all or substantially all of the principal only at maturity. All of these factors increase the risk involved with real estate investments. Commercial properties tend to be unique and are more difficult to value than single-family residential properties. Commercial lending is generally viewed as exposing a lender to a greater risk of loss than residential one-to-four family lending since it typically involves larger loans to a single borrower than residential one-to-four family lending.

Commercial mortgage lenders typically look to the debt service coverage ratio of a mortgage secured by income-producing property as an important measure of the risk of default on a mortgage. Commercial property values and net operating income are subject to volatility, and net operating income may be sufficient or insufficient to cover debt service on the related mortgage at any given time. The repayment of mortgages secured by income-producing properties is typically dependent upon the successful operation of the related real estate project as well as upon the liquidation value of the underlying real estate. The value of real estate is also subject to a number of laws and regulations, such as regulations and laws regarding environmental clean-up and limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption.

Most CMBS are effectively non-recourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgages, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the

34

return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

A CMBS may pay fixed or floating rates of interest. A fixed-rate CMBS, like all fixed income securities, generally declines in value as rates rise. Moreover, although generally the value of fixed income securities increases during periods of falling interest rates, the inverse relationship may not be as marked in the case of CMBS due to the increased likelihood of prepayments during periods of increasing interest rates. This effect is mitigated to some degree for CMBS providing for a period during which no prepayments may be made.

Certain CMBS lack regular amortization of principal, resulting in a single “balloon” payment due at maturity. If the underlying mortgage borrower experiences business problems, or other factors limit refinancing alternatives, such balloon payment mortgages are likely to experience payment delays or even default.

RMBS

RMBS are, generally, securities that represent interest in a pools of residential mortgage loans secured by one to four family residential mortgage loans. Investments in RMBS are subject to the risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans. In the event of defaults on the residential mortgage loans that underlie investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize its anticipated return on its investments and the Fund may incur a loss on these investments.

Real Estate Investment Generally

All real estate investments are subject to some degree of risk. For example, real estate investments are relatively illiquid and, therefore, will tend to limit the Fund’s ability to vary the Fund’s portfolio promptly in response to changes in economic or other conditions. No assurances can be given that the fair market value of any real estate investments held by the Fund will not decrease in the future (including during the Fund’s anticipated hold period for such investments) or that the Fund will recognize full value for any investment that the Fund is required to sell for liquidity reasons. In addition, the ability of the Fund to realize anticipated debt service payments and debt repayments will depend, among other factors, on the financial reliability of borrowers, the location and attractiveness of the properties in which it invests, the supply of comparable space in the areas in which its properties are located and general economic conditions. Other risks include changes in zoning, building, environmental and other governmental laws, changes in operating expenses, changes in real estate tax rates, changes in interest rates, changes in the availability of property relative to demand, changes in costs and terms of mortgage funds, energy prices, changes in the relative popularity of properties, changes in the number of buyers and sellers of properties, the ongoing need for capital improvements, cash-flow risks, construction risks, as well as natural catastrophes, acts of war, terrorism, civil unrest, a pandemic, uninsurable losses and other factors beyond the control of the Adviser.

Real Assets Sector

Investments in, and funds that invest in, real assets-related credit securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Real assets-related investments are subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of real assets; (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to real assets; (iv) the financial condition of users and suppliers of real assets; (v) changes in interest rates and the availability of funds that may render the purchase, sale or refinancing of real assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in real assets; (x) operating risks, including equipment failure causing outages and structural, maintenance, impairment, spills and safety problems; and (xi) other factors that are beyond the reasonable control of the Fund.

35

Additionally, real assets-related investments may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to consumers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Violators may be subject to administrative, civil and criminal penalties, including civil fines and injunctions. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of the real assets underlying certain of the Fund’s investments. There is also the risk that corruption may negatively affect publicly-funded real assets, resulting in delays and cost overruns as well as cause negative publicity, which may adversely affect the value of the Fund’s investments. Furthermore, certain of the Fund’s real assets investments may encounter opponents who seek to utilize the courts, media campaigns and political activism to attempt to stop, or impede the real assets underlying such investments as much as possible. Significant delays could result in a material increase in the cost of developing such real assets. Such delays could also result in such investments failing to generate the expected return on investment or realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the Fund’s investments in real assets.

Many of the foregoing factors could cause fluctuations in usage, expenses, and revenues, causing the value of investments to decline and a material adverse effect on the Fund’s performance.

Originators and Servicers of Mortgage-Related Securities May Experience Financial Difficulties

Pools of asset-backed securities and MBS acquired by the Fund may be affected by originators and servicers of mortgage-related securities experiencing serious financial difficulties and, in some cases, entering bankruptcy proceedings. These difficulties have resulted in part from: (i) declining markets for mortgage-related securities held on their balance sheets, (ii) increasing claims for repurchases of mortgage-related securities previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations regarding quality, (iii) increasing costs of servicing a delinquent portfolio without a corresponding increase in servicing compensation, (iv) declining value of any residual interests retained by sellers of mortgages in the securitization market and (v) declining real estate values, which reduces the number of borrowers seeking or able to refinance their mortgages and results in a decrease in overall originations.

The terms of certain asset-backed securities and MBS may also provide that the servicer is required to make advances in respect of delinquent mortgages. However, servicers experiencing financial difficulties may not be able to perform these obligations. Even if a servicer were able to advance amounts in respect of delinquent mortgages, its obligations to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgages. In addition, a servicer’s obligations to make such advances may be limited to the amount of its servicing fee.

Any regulatory oversight, proposed legislation and/or governmental intervention designed to protect consumers may have an adverse impact on originators and servicers. These factors, among others, may have the overall effect of increasing costs and expenses of originators and servicers, while at the same time decreasing servicing cash flow and loan origination revenues. Such financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgages that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure.

Investors will be entitled to remove and replace the existing servicer under certain circumstances, including a failure to perform its servicing obligations, a bankruptcy of the servicer, and in some cases, if certain loss and/or delinquency triggers are exceeded. While non-agency MBS transactions typically enlist a reputable “backup servicer,” there is no guarantee that a suitable servicer could be found to assume the obligations of the existing servicer. The transition of servicing responsibilities to a replacement servicer could have an adverse effect on performance of servicing functions during or following a transition period and result in an increase in delinquencies and losses and a decrease in recoveries.

Transfers of MBS by the originator or seller will be characterized in the applicable sale agreement as a sale transaction. Nevertheless, in the event of a bankruptcy of the originator or seller, the trustee in bankruptcy could attempt to re-characterize the sale of the MBS as a borrowing secured by a pledge of the MBS. If such attempt were successful, the trustee in bankruptcy could prevent the trustee for the MBS from exercising any of the rights of the owner of the MBS

36

and also could elect to liquidate the MBS. Investors may suffer a loss to the extent that the proceeds of the liquidation of the MBS would not be sufficient to pay amounts owed in respect of their investments. If this occurs, investors would lose the right to future payments of interest and may fail to recover their initial investment. Regardless of whether a trustee elects to foreclose on the underlying pool, delays in payments on their investments and possible reductions in the amount of these payments could occur.

The Fund may purchase a portion of MBS consisting of RMBS that were originated or are serviced (or both) by mortgage companies that are currently in bankruptcy proceedings or subject to regulatory enforcement actions which have restricted the ability of such mortgage companies or its affiliates to originate mortgage-related securities and/or affect their ability to service or subservice such securities. Servicers who have sought bankruptcy protection may, due to the application of applicable bankruptcy laws, no longer be required to make service advances.

Litigation Finance

The Fund may invest in litigation finance-related investments. Some litigation finance investments pertain to litigation in which a settlement agreement or some form of agreement in principle between the parties exists. However, in some circumstances, these settlements, whether finalized or under a memorandum of understanding, require court approval or procedural steps beyond the Adviser’s or the Fund’s control. Where a loan is secured by litigation proceeds, or where the recipient of financing is not obligated to make any payment unless and until litigation proceeds are actually received by the litigant or their counsel, the Fund could suffer a complete loss of the capital invested if the matter fails to be resolved in the recipient’s favor. Other risks the Fund may face in connection with these financing activities include, without limitation: (i) losses from terminated or rejected settlements; (ii) predictive evaluations of the strength of cases, claims or settlements may turn out to be inaccurate; (iii) losses as a result of inability to collect, or timing uncertainty relating to collection on, judgments or awards; (iv) lack of control over decisions of lawyers acting pursuant to their professional duties in connection with formulating and implementing litigation strategies or otherwise; (v) expenses and uncertainties involving reliance on outside counsel and experts; (vi) changes in law, regulations or professional standards on such financing activities; (vii) poor case selection and case outcomes; (viii) timing or delays inherent to litigation; (ix) changes in counsel; (x) costs of litigation; (xi) inability of a defendant to pay a judgement or settlement; (xii) general competition and industry-related risks; (xiii) conflicts of interest; and (xiv) issues associated with the treatment of these types of investments for tax purposes.

Royalty Securitizations

Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product, including pharmaceutical royalties that are secured by rights related to one or more drugs. The Fund may invest in royalty streams related to various industries. Royalty securities may include bonds, loans and equity issued by the special purpose entity.

In a typical structure in the pharmaceutical industry, a small pharmaceutical company that develops a compound may license the commercial opportunity to a large-cap pharmaceutical company in exchange for payments upon completion of certain milestones (for example, Food and Drug Administration (FDA) approval) and a percentage of future product sales. Upon securing the right to receive royalties on product sales, the small pharmaceutical company finances a loan or bond secured by the royalty stream, which is typically non-recourse to either of the pharmaceutical companies.

In addition, a company (the sponsor) may create a wholly owned subsidiary (the issuer) that issues the royalty securities. The sponsor sells, assigns and contributes to the issuer rights under one or more license agreements, including the right to receive royalties and certain other payments from sales of the pharmaceutical or other products. The sponsor also pledges the equity ownership interests in the issuer to the trustee under the indenture related to the notes. In return, the sponsor receives the proceeds of the securities from the issuer. The issuer of the securities grants a security interest in its assets to the trustee and is responsible for the debt service on the notes. An interest reserve account may be established to provide a source for payments should there be a cash flow shortfall for one or more periods. Many structures include a 100% cash flow sweep, which means that the principal is paid down by all cash flows received. Although the notes may have a legal maturity date of up to five to sixteen years from issuance, the expected weighted average maturity of the notes may be significantly shorter because of expected required principal repayments if funds are available.

37

If the issuer of the loan or bond defaults, any recourse will be limited to the issuer (which is formed for the limited purpose of purchasing and holding the license agreement or related intellectual property) and the collateral. The pharmaceutical or other company sponsoring the special purpose entity will generally not have the obligation to contribute additional equity to the issuer. If the sponsor of the issuer were to become a debtor in a bankruptcy case, a creditor, debtor in possession or trustee could request that the bankruptcy court substantively consolidate the issuer of the royalty security with the sponsor and/or recharacterize the transaction pursuant to which the royalty stream was transferred to the issuer and/or take other actions challenging the transaction. To the extent that these efforts are successful, these actions may adversely impact the securities and the Fund.

Regulatory Risks Related to Real Estate and Real Assets

The Fund’s real estate and real asset investments may be subject to various laws and regulations, including building codes, laws and regulations pertaining to fire safety and handicapped areas, and other laws and regulations that may be enacted by federal, state and local governments. The regulations applicable to the Fund’s investments vary from location to location. There is a risk that the Fund could be required to incur significant costs and expenses that may be necessary or appropriate to comply with any changes in any applicable laws or regulations. Non-compliance with existing or future laws or regulations applicable to an investment could result in substantial capital expenditures to bring the relevant investment into compliance, as well as the imposition of fines or an award of damages to private litigants, which generally are required to be borne by the Fund (and may materially adversely affect the Fund and an investor).

The underlying collateral of the Fund’s investments may also be subject to numerous statutes, rules and regulations relating to environmental protection, under which the Fund, in the event it has foreclosed on a mortgage, may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of such underlying collateral in the event of foreclosure.

Bankruptcy Claims

The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim. Because bankruptcy claims are frequently unsecured, holders of such claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding. In addition, under certain circumstances, payments and distributions may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Equitable Subordination

A number of judicial decisions in the United States have upheld the right of borrowers to pursue lending institutions and others on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that a lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower that creates a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.

Under common law principles in the United States that in some cases form the basis for lender liability claims, if a lender (a) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

38

Participation on Creditors’ Committees

The Fund may participate on committees formed by creditors to negotiate the management of financially troubled companies that may or may not be in bankruptcy, or may seek to negotiate directly with debtors with respect to restructuring issues. If the Fund joins a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the actions of the Fund, as the case may be.

Fraud and Misconduct

Of paramount concern in lending is the possibility of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund generally relies upon the accuracy and completeness of representations made by borrowers, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine an Adviser’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the valuation of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact the Fund’s investment program. Misconduct by personnel of the Adviser or by third party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

Equity Securities

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation or other entity. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred

39

shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Private Investment Funds

The Fund may invest in private investment funds that are not registered as investment companies. As a result, the Fund as an investor in these funds will not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the private investment funds’ investments as such private investment funds’ managers. Investments in private investment funds generally will be illiquid and generally will not have withdrawal rights and will not be able to be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a private investment fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon a private equity fund’s liquidation, the Fund may receive securities that are illiquid or difficult to value. The fees paid by private investment funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a private investment fund in addition to the management fees and other expenses paid by the Fund.

Reliance on Management of Private Investment Funds

The Fund may invest in private investment funds, which are generally managed by independent managers. The Fund will not have any role in the day-to-day management of such private investment funds. Moreover, the Fund will typically not have the opportunity to evaluate the specific investments made by any private investment fund even if the Fund is represented on the advisory committee or similar investor body of such fund. Accordingly, the returns of the Fund will primarily depend on the efforts and performance results obtained by the independent managers and other investment personnel of these private investment funds and could be substantially adversely affected by the unfavorable performance of, or an inability to retain, such independent managers. Moreover, the historical performance of the independent managers is not a guarantee or prediction of the future performance of a private investment fund. Co-Investments will be made through special purpose vehicles. Typically, an independent manager will make decisions for the special purpose vehicle.

Control Investments

Although the Fund intends to focus on non-control investments, the Fund may make control investments. The exercise of control over a company imposes additional risks of liability for environmental damage, product defect, failure to supervise management, violation of governmental regulations and other types of liability, in which the limited liability characteristic of business operations may be ignored. The exercise of control over a portfolio investment could expose the assets of the Fund to claims by the portfolio companies underlying such investments, its security holders and its creditors. While the Adviser intends to manage the Fund to minimize exposure to these risks, the possibility of successful claims cannot be precluded.

The Fund may also be exposed to risk in connection with the disposition of these investments. When disposing of these investments, the Fund may be required to make representations and warranties about the business and financial affairs of the investments typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities law. The Fund may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations and warranties or disclosure

40

documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which will be borne by the Fund and such liabilities may exceed the value of the Fund’s investments.

In addition, the Fund may not be able to dispose of these investments when it desires to do so. Some of these investments may be subject to legal or contractual restrictions on resale by the Fund. In some instances, the disposition of these investments may require lengthy negotiations.

Minority Positions

The Fund may hold minority positions in issuers. Accordingly, the Fund may not be able to exercise control over such issuers. In addition, in certain situations, including where the issuer is in bankruptcy or undergoing a reorganization, minority investors may be subject to the decisions taken by majority investors and the outcome of the Fund’s investment may depend on such majority-controlled decisions, which decisions may not be consistent with the Fund’s objectives.

Payment-in-kind (“PIK”) Interest

A portion of the Fund’s income may be non-cash income, such as contractual PIK interest, which represents interest added to the debt balance and due at the end of the instrument’s term, in the case of loans, or issued as additional notes in the case of bonds. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. There is a risk that PIK interest may become uncollectable if the borrower defaults.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, Net Asset Value and/or overall return of the Units.

Commitment Strategy

The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

If the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Unitholders, to be subject to penalties, or (iv) otherwise impair the value of the Fund’s investments.

Follow-On Investments

Following an initial investment, the Fund may make additional investments as “follow-on” investments, in order to: (i) increase or maintain in whole or in part the Fund’s equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of the Fund’s investment. The Fund may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.

The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an investment and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other

41

opportunities or because it is inhibited by compliance with 1940 Act requirements, or compliance with the requirements for maintenance of its RIC status.

Risks Relating to Accounting, Auditing, Financial Reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. The accounting, auditing and financial reporting standards and practices applicable to foreign companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund’s investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the Net Asset Value of the Fund published may not accurately reflect a realistic value for any or all such investments. In addition, privately held companies may not have third-party debt ratings or audited financial statements. As a result, the Fund must rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in a privately held company. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other rules and regulations that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on Fund’s investments. Finally, certain Fund investments may be in portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund may be incomplete, inaccurate and/or significantly delayed. The Fund may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the Net Asset Value of the Fund.

Derivative Instruments

Some or all of the Underlying Managers (subject to applicable law) may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Underlying Managers could present significant risks, including the risk of losses in excess of the amounts invested. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Unitholders.

Economic, Political and Legal Risks

The Fund’s investments will include investments in a number of countries, including less developed countries, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on

42

the Fund. These may include declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, the spread of infectious diseases (including epidemics and pandemics) or other public health issues and terrorist attacks.

For instance, military conflict between Russia and Ukraine and the Israel-Hamas war could result in geopolitical instability and adversely affect the global economy or specific markets. Strategic competition between the US and China and resulting tensions have also contributed to uncertainty in the geopolitical and regulatory landscapes. Similarly, other events, including natural disasters, climate-related events, pandemics or health crises may arise from time to time and be accompanied by governmental actions that may increase international tension. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets, as well as Fund’s investments.

Prospective investors should note that the capital markets in countries where Fund investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund or the Portfolio Funds from making investments they otherwise would make or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund and the Portfolio Funds. In addition, accounting and auditing standards in many markets are different, and sometimes significantly different from those applicable in the United States or Europe. There may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with U.S. GAAP. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

Changes in U.S. federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes, which may lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic effects of potential changes to the current legal and regulatory framework affecting financial institutions remain highly uncertain. None of the Adviser, the Fund or their respective affiliates can predict the ultimate impact of the foregoing on the Fund, its business and investments, or the private equity industry generally, and any prolonged uncertainty could also have an adverse impact on the Fund and its investment objectives. Future changes enacted by the U.S. administration may adversely affect the Fund’s operating environment and therefore the Fund’s business, operating costs, financial condition and results of operations. Further, an extended federal government shutdown resulting from failing to pass budget appropriations, adopt continuing funding resolutions or raise the debt ceiling, and other budgetary decisions limiting or delaying deferral government spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets. There can be no assurance that any changes in laws, regulations or governmental policy will not have an adverse impact on the Fund and its investments, including the ability of the Fund to execute its investment objectives and to receive attractive returns.

In addition, any changes in U.S. social, political, regulatory and economic conditions or in laws and policies governing the financial services industry, foreign trade, manufacturing, outsourcing, development and investment in the territories and countries or types of investments in which the Fund is permitted to invest, and any negative sentiments towards the United States as a result of such changes, could adversely affect the performance of the Fund’s investments. Moreover, media (including social media) has the potential to influence public sentiment and escalate tensions both within the U.S. and in international relations, which could cause social unrest and could negatively impact stock markets and economics around the globe and the Fund’s investments.

The outcome of any future changes in the control of the U.S. federal legislative and executive branches during the Fund’s term could result in potential changes in laws and regulations affecting the private equity industry. The likelihood of occurrence and the effect of any such change is highly uncertain and could have an adverse impact on the Fund and the Fund’s investments.

43

Tariffs

Existing or new tariffs imposed on foreign goods imported by the United States or on U.S. goods imported by foreign countries could subject us to additional risks. Among other effects, tariffs may increase the cost of production for certain of our portfolio companies or reduce demand for their products, which could affect their results of operations. We cannot predict whether, or to what extent, any tariff or other trade protections may affect us or our portfolio companies.

Highly Volatile Markets

The prices of the Fund’s investments, including, without limitation, all derivative instruments (including option prices), government bonds and commodities contracts, can be highly volatile. Price movements of forward and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in government bonds, currencies, financial instruments and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Changes to Benchmark Rates.

To the extent that the Fund’s investments, borrowing facilities, hedging activities, or other assets or structures are tied to interest rates based on benchmark or reference rates, including the Secured Overnight Financing Rate (SOFR) or other rates (each, a “Benchmark Rate”), the Fund may be subject to certain material risks, including the risk that a Benchmark Rate is terminated, ceases to be published or otherwise ceases to be broadly used by the market. Any transition to a new Benchmark Rate includes the potential to increase volatility or illiquidity in markets; cause delays in or reductions to financing options for the Fund and its issuers; increase the cost of borrowing; reduce the value of certain instruments or the effectiveness of certain hedges; cause uncertainty under applicable legal documentation; or otherwise impose costs and administrative burdens relating to factors that include document amendments and changes in systems.

Closed-End Fund Risk

The Fund may invest in closed-end funds. Closed-end funds are subject to various risks, including management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund’s portfolio during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change.

Units of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end funds shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund’s expenses.

Hedge Funds

The Fund may invest in private investment funds, or “hedge funds,” which pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging,

44

derivatives, and other strategies that may increase investment loss. Hedge funds can be highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode performance. Additionally, they may involve complex tax structures and delays in distributing tax information. A unitholder will also bear fees and expenses charged by the underlying hedge funds in addition to the Fund’s direct fees and expenses, thereby increasing indirect costs and potentially reducing returns to unitholders. There can be no assurance that the investment objective of a hedge fund will be achieved. A hedge fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such fund at a time that is unfavorable. In addition, one hedge fund may buy the same securities that another investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Moreover, certain hedge fund managers charge performance-based fees that may create an incentive to invest hedge fund assets in investments that are riskier or more speculative than the investments the managers would have selected in the absence of a performance fee. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds.

Other Investments and Related Risks

Counterparty

Some of the markets in which the Fund may effect transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Moreover, the Fund’s internal credit function, which evaluates the creditworthiness of its counterparties, may prove insufficient. The lack of a complete and “foolproof” evaluation of the financial capabilities of the Fund’s counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. In addition, the Fund is expected to use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions that may be involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

The Fund is also subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses. Because securities owned by the Fund that are held by broker-dealers are generally not held in the Fund’s name, the bankruptcy of any such broker-dealer could have a greater adverse impact on the Fund than if such securities were registered in the Fund’s name.

Purchases of Secondary Investments Based on Available Information

The overall performance of the Fund’s secondary investments in private investment funds will depend in large part on the acquisition price paid for such secondary investments, which may be negotiated based on incomplete or imperfect information.

Secondary Investments - Admission as a Partner

Admission as a partner or member to a private investment fund typically requires the approval of such private investment fund’s general partner or managing member. There can be no assurances that admission would be granted in connection with a secondary investment. In such situation, the Fund would have (i) a non-voting economic interest in the private investment fund; (ii) limited, if any, access to private investment fund information; and (iii) limited, if any, ability to enforce the Fund’s rights as an investor.

45

Short Selling

The Fund’s investment program may include short selling. Short selling involves selling securities which may or may not be owned by the seller and borrowing the same securities for delivery to the purchaser, with an obligation to return the borrowed securities to the lender at a later date. Short selling allows the seller to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and may be an important aspect of certain of the investment strategies of the Fund. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase at the time the Fund desires to close out such short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, reporting requirements and limitations on the short selling of securities could interfere with the ability of the Fund to execute certain aspects of its investment strategies, including its ability to hedge certain exposures and execute transactions to implement its risk management guidelines, and any such limitations may adversely affect the performance of the Fund.

Arbitrage or Fundamental

Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. With respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the Fund.

Options

The Fund may purchase and sell (“write”) options on equities on national and international securities exchanges and in the domestic and international OTC market. The seller (“writer”) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security, plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. If the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

The writer of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the value of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. If the buyer of the call sells short the underlying security, the loss on the call will be offset, in whole or in part, by any gain on the short sale of the underlying security. Options may be cash settled, settled by physical delivery or by entering into a closing purchase or closing sale transaction. In entering into a closing purchase transaction, the Fund may be subject to the risk of loss to the extent that the premium paid for entering into such closing purchase transaction exceeds the premium received when the option was written.

Stock Index and Market Options

The Fund may also purchase and sell call and put options on stock indices and ETFs listed on national securities exchanges or traded in the OTC market for the purpose of realizing its investment objectives or for the purpose of hedging its portfolio. A stock index or ETF fluctuates with changes in the market values of the stocks included in the index or ETF. The effectiveness of purchasing or writing stock index or ETF options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock indices or ETFs selected. Because the value of an index or ETF option depends upon movements in the level of the index or ETF rather than the price of a particular stock, whether the Fund will realize gains or losses from the purchase or writing of options on indices or ETFs depends upon movements in the level of stock prices in the stock market

46

generally or, in the case of certain indices or ETFs, in an industry or market segment, rather than movements in the price of particular stocks. Accordingly, successful use by the Fund of options on stock indices or ETFs will be subject to the ability of the Adviser to correctly predict movements in the direction of the stock market generally or of particular industries or market segments. This requires different skills and techniques than predicting changes in the price of individual stocks.

Credit Derivative Transactions

As part of its investment strategy, the Fund may enter into credit derivative transactions. Credit derivatives are transactions between two parties which are designed to isolate and transfer the credit risk associated with a third-party (the “reference entity”). Credit derivative transactions in their most common form consist of credit default swap transactions under which one party (the “credit protection buyer”) agrees to make one or more fixed payments in exchange for the other party’s (the “credit protection seller”) obligation to assume the risk of loss if an agreed-upon “credit event” occurs with respect to the reference entity. Credit events are specified in the contract and are intended to identify the occurrence of a significant deterioration in the creditworthiness of the reference entity (mainly a default on a material portion of its outstanding obligations, a bankruptcy or a restructuring of its debt). Upon the occurrence of a credit event, credit default swaps may be cash settled (either directly or by way of an auction) or physically settled. If the transaction is cash settled, the amount payable by the credit protection seller following a credit event will usually be determined by reference to the difference between the nominal value of a specified obligation of the reference entity and its market value after the occurrence of the credit event (which sometimes may be established in an industry-wide auction process). If the transaction is physically settled, the credit protection buyer will deliver an obligation of the reference entity that is either specified in the contract or the general characteristics are described therein to the credit protection seller in return for the payment of its nominal value. Credit derivatives may be used to create an exposure to the underlying asset or reference entity, to reduce existing exposure or to create a profit through trading differences in their buying and selling prices. There are a number of uncertainties in the tax laws relating to credit default swaps. There can be no assurance that the characterization adopted by the Fund with respect to a particular credit default swap will be respected by the IRS or a court, and any recharacterization by the IRS, if successful, could adversely affect the Unitholders’ investments in the Fund.

Credit derivative transactions are an established feature of the financial markets and both the number of participants and range of products available have significantly increased over the years. Credit derivative transactions dependent upon credit events are priced incorporating many variables including the pricing and volatility of the common stock of the reference entity, potential loss upon default by the reference entity on any of its obligations, and the shape of the U.S. Treasury Market curve, among other factors. As such, there are many factors upon which market participants may have divergent views. Additionally, credit derivatives may require the posting of collateral. A bankruptcy of the collateral holder may result in losses to the extent posted collateral exceeds the obligations of the pledging party under the credit derivative transaction.

Transactions in certain derivatives are subject to trading and clearing on a U.S. national exchange and clearinghouse and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Certain credit index derivatives are currently required to be traded on a Swap Execution Facility (“SEF”) and cleared through a registered clearinghouse. For swaps that are cleared through a clearinghouse, the Fund will face the clearinghouse as legal counterparty and will be subject to clearinghouse performance and credit risk. Clearinghouse collateral requirements may differ from and be greater than the collateral terms negotiated with derivatives counterparties in the OTC market, and U.S. regulators have discretion to set collateral requirements for trades that are not cleared through a clearinghouse. OTC derivative dealers will be required to post margin to the clearinghouse through which they clear their customers’ trades instead of using such margin in their operations, as they historically were allowed to do. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks. In addition, the Fund’s assets are also subject to the risk of the failure of any of the exchanges on which its positions trade or of its clearinghouses or counterparties.

Swap Agreements

The Adviser may enter into swap agreements on behalf of the Fund. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their

47

structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, then the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses by the Fund.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Clearing Houses, Counterparties and Exchange Insolvency

The liquidity of a secondary market in derivatives is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or other disruptions of normal trading activity, including prime brokers refusing to clear or settle any trade.

Currency Risk

Assets of the Fund may be denominated in a currency other than U.S. dollars and changes in the exchange rate between the U.S. dollar and the currency of the asset may lead to a depreciation of the value of the assets as expressed in its U.S. dollar. It may not be possible or practical to hedge against such exchange rate risk. However, the Portfolio Manager may, but is not obliged to, mitigate any such risk by using financial instruments. The Fund may enter into currency exchange transactions either on a spot basis or by buying currency exchange forward contracts. Neither spot transactions nor currency exchange forward contracts eliminate fluctuations in the prices of securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. Performance of the Fund may be strongly influenced by movements in foreign exchange rates because currency positions held by the Fund may not correspond with the securities positions held.

The Fund may enter into currency exchange transactions and/or use techniques and instruments to seek to protect against fluctuation in the relative value of its portfolio positions as a result of changes in currency exchange rates or interest rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Although these transactions are intended to minimize the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might be realised should the value of the hedged currency increase. The precise matching of the relevant contract amounts and the value of the securities involved will not generally be possible because the future value of such securities will change as a consequence of market movements in the value of such securities between the date when the relevant contract is entered into and the date when it matures. The successful execution of a hedging strategy which matches exactly the profile of the investments of the Fund cannot be assured. It may not be possible to hedge against generally anticipated exchange or interest rate fluctuations

48

at a price sufficient to protect the assets from the anticipated decline in value of the portfolio positions as a result of such fluctuations.

Hedging Transactions

The distressed market in which the Fund may invest is subject to fluctuations and the market value of any particular investment may be subject to substantial variation. The entire market, or particular securities traded on a market, may decline even if earnings or other factors improve since the prices of debt securities and equity securities are subject to numerous economic, political, procedural and other factors that have little or no correlation to the performance of a particular company. The Fund may utilize a variety of financial instruments, such as derivatives, exchange-traded funds, options, shorting securities, interest rate swaps, caps and floors, futures and forward contracts, both for investment purposes and for risk management purposes. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction. The Adviser may determine not to hedge a position and may not identify appropriate risks to hedge. Moreover, it should be noted that the Fund’s portfolios will always be exposed to certain risks that cannot be hedged. In connection with a hedging transaction, the Fund may be required to allocate funds or provide a credit line to be used as collateral for the margin capital of the hedge. Such a requirement would tie up a portion of the Fund’s capital that could otherwise have been available for investment or for use in segregation in respect of certain derivative transactions engaged in by the Fund. This could cause the Fund to be less invested in its core investment strategy than it would have been absent such hedging transaction, and could possibly result in an adverse effect on the overall returns of the Fund.

Trade Claims

The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. For example, trade claims include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims may be purchased directly from the creditor or through brokers. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets for trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim. Trade claims are subject to risks not generally associated with securitized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. Trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

Other Derivatives

The Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments and certain other customized derivative instruments. In addition, the Fund may take advantage of opportunities with

49

respect to certain other derivative instruments which are not presently contemplated for use by the Fund or which are currently not available. Derivative instruments contain much greater leverage than do non-margined purchases of the underlying instrument in as much as only a very small portion of the value of the underlying instrument is required to be deposited as collateral in order to effect such investments. If the counterparty to such a swap defaults, the Fund would lose any collateral deposits made with the counterparty in addition to the net amount of payments that it is contractually entitled to receive under the swap. Many derivatives instruments are traded on a principal to principal basis, in which performance with respect to such instruments is the responsibility of only the parties to the contract, and not of any exchange or clearinghouse. As a result, many of the protections afforded to participants on organized exchanges and in a regulated environment are not available in connection with these transactions and the Fund will be subject to counterparty risk relating to the inability or refusal of a counterparty to perform such derivatives contracts. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund. Other risks may include market risk, liquidity risk, legal risk and operations risk. Special risks may apply to instruments which are invested in by the Fund in the future which cannot be determined at this time or until such instruments are developed or invested in by the Fund. For example, such derivative instruments are expected to be highly illiquid and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. If the Fund seeks to participate through the use of such derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying securities or financial instruments. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment. Further, the Fund will pay the counterparty to any such derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain aspects of the appropriate U.S. federal income tax treatment of such derivative instruments are uncertain and, the Fund’s U.S. federal income tax treatment of such instruments may prove to be not supported. Recent financial reform legislation may require the Fund to comply with margin requirements and with certain clearing and trade-execution requirements in connection with its derivative activities, although the full application of those provisions is uncertain at this time. The financial reform legislation may also require the counterparties to the Fund’s derivative instruments to spin off some of their derivatives activities to a separate entity, which may not be as creditworthy as the Fund’s current counterparty. The new legislation and any new regulations could significantly increase the cost of derivative contracts (including through requirements to post collateral which could adversely affect the Fund’s available liquidity), materially alter the terms of derivative contracts, reduce the availability or desirability of derivatives, reduce the ability to monetize or restructure existing derivative contracts, and increase the Fund’s exposure to less creditworthy counterparties. In particular, the Dodd-Frank Act amendments to the Advisers Act require a large proportion of transactions in the derivatives markets to be conducted on a SEF. The impact of the SEFs on transaction liquidity and pricing cannot be determined at this time. Currently, the clearing mandate applies to certain interest rate and credit index swaps, as discussed above (see “Credit Derivative Transactions”). Swaps that are not cleared through registered clearinghouses are potentially subject to regulations including increased mandatory margin requirements without the benefit of protections afforded to participants in cleared swaps (e.g., centralized counterparty, guaranteed funds and customer asset segregation). Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives trading.

In late October 2020, the SEC adopted Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage. Under Rule 18f-4, the Fund will need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. The Fund intends to conduct its operations so as to qualify as a limited derivatives user. Reverse repurchase agreements will continue to be subject to the current asset coverage requirements, and a fund trading reverse repurchase agreements will need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio (unless the fund

50

determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements will not be included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. These requirements may limit the Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Tax Risk

Risks Relating to the Fund’s RIC Status

The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net ordinary income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to Unitholders. In order to qualify for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Fund's qualification and taxation as a RIC depends upon the Fund's ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, Unitholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. For example, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes. In addition, certain investments in corporate stock require inclusion in income of amounts of deemed dividends even if no cash distribution is made. As a result the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, and therefore the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to make a distribution to the Fund's Unitholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Units or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Unitholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

51

Sustainability Risks

A “Sustainability Risk” is an environmental, social or governance event or condition that, if it occurs, could cause an actual or a potential negative impact on the value of an investment made by the Fund.

The following types of Sustainability Risks are likely to impact the return of the Fund:

● Environmental	risks include, but are not limited to, the ability of borrowers to mitigate and adapt to climate change, the potential for higher carbon prices, exposure to increasing water scarcity and potential for higher water prices, waste management challenges, and impact on global and local ecosystems.
● Social	risks include, but are not limited to, product safety, supply chain management and labor standards, health and safety and human rights, employee welfare, data & privacy concerns and increasing technological regulation.
● Governance	risks include, but are not limited to, board composition and effectiveness, management incentives, management quality and stakeholder alignment.

Limits of Risk Disclosure

The above discussions relate to the various principal risks associated with the Fund, the Fund’s investments and Units and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Offering Memorandum, the Statement of Additional Information, LLC Agreement and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Offering Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

52

SUBSIDIARIES

Certain investments of the Fund will be held in foreign or domestic subsidiaries wholly-owned by the Fund (the “Tax Subsidiaries”) due to federal tax requirements, as discussed below. In addition, the Fund may engage in bank borrowings through a wholly-owned subsidiary (the “Financing Subsidiary”; together with the Tax Subsidiaries, the “Subsidiaries”), which may act as the borrower of one or more revolving credit facilities. The Subsidiaries will not be registered under the 1940 Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder of any Subsidiary. The Subsidiaries are subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiaries are the principal investment strategies and principal investment risks of the Fund as reflected in this Prospectus. The financial statements of the Subsidiaries are consolidated with those of the Fund.

The Fund aggregates direct investments with investments held by its wholly-owned and controlled Subsidiaries in constructing the Fund’s portfolio and for purposes of the Fund’s investment policies.

In order to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has determined that only income realized directly from certain sources such as dividends, interest, securities loans, gains from stock or securities or foreign currencies, or other income derived with respect to its business of investing is qualifying income for purposes of qualifying as a RIC. Income realized from other sources (“Bad Income Assets”) is not considered qualifying income to be treated as a RIC. As a result, a fund's ability to realize income from investments in Bad Income Assets as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the IRS’ position, certain funds seek to gain exposure to Bad Income Assets primarily through investments in a subsidiary, which invests in Bad Income Assets. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Tax Subsidiaries as qualifying income.

53

MANAGEMENT OF THE FUND

Pursuant to the LLC Agreement, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of three (3) members, all of whom are considered Independent Directors. The Directors are subject to removal or replacement in accordance with the LLC Agreement. The Statement of Additional Information provides additional information about the Directors.

The Board oversees and monitors the Fund’s management and operations. Subject to the Board’s authority and oversight, the Adviser provides general investment advisory services for the Fund pursuant to the Investment Advisory Agreement. After an initial two-year term, the Board will review on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

Below is biographical information relating to the Fund’s portfolio managers:

Timothy Nest, CFA

Tim is a Partner and Co-Head of Private Credit of the Adviser and has over 25 years of experience in alternative investments, with a primary focus on private markets and credit. He oversees the Adviser’s global private credit investment research platform and works with a broad group of global investors focused on the private credit asset class. His team focuses on sourcing, screening, evaluating, and monitoring credit-oriented investments accessed across a variety of structures, including primaries, co-investments/directs, and secondaries.

Prior to joining Aksia, Tim helped manage and invest capital for a credit-oriented secondary investment fund manager called Frontier Capital. Transaction types reviewed and completed included direct loan portfolio purchases, individual credit purchases on a secondary basis, indirect credit portfolio and single name portfolio purchases, fund liquidations/claims, and NAV loans. Prior to that, Tim worked for GSC Group, focusing on two credit-based funds including the firm's distressed corporate credit and structured credit strategies. Notably, Tim helped raise capital for a distressed structured credit vehicle in the wake of the financial crisis. Tim started his career working on various investment banking, financial advisory, and valuation assignments for a range of corporate and PE sponsor clients.

Tim graduated from Boston College with a BS in Finance and Information Systems (dual degree). He holds an MBA in Corporate Finance and Law and Business from the Leonard N. Stern School of Business at New York University with specializations in Corporate Finance and Law and Business. He is a CFA charterholder.

Joshua Hemley

Josh is a Partner and Co-Head of Private Credit of the Adviser and has over 16 years of experience in alternative investments. He leads the private credit global investment business, overseeing due diligence for direct credit/co-investment, secondary, and select primary fund opportunities. Josh also works with global investors focused on private credit, guiding strategic portfolio construction and management, while offering tailored investment decision advice. Josh serves on several private credit advisory boards.

Additionally, Josh is a key thought leader at the Adviser where he directs initiatives across functions, including marketing, structuring, and legal. Prior to his current role, Josh was integral in establishing the Adviser’s private credit platform, leading investment efforts in private real estate credit and structured credit. He started his career at Aksia in 2008 and is a member of the Private Credit and Real Estate Co-investment Investment Committees.

Josh graduated with honors from the University of Chicago with a BA in Economics.

54

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company.

Administrator, Transfer Agent and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer pursuant to a fund services agreement between the Administrator and the Fund. For its services as administrator, transfer agent, and accounting agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, lack of good faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under the agreement, the Adviser, its members and officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, as the case may be, are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and other expenses) arising out of or otherwise based upon the performance of any of their respective duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Custodian

The Bank of New York Mellon, which has its principal office at 301 Bellevue Parkway, Wilmington, DE 19809, serves as custodian for the Fund.

55

FUND EXPENSES

All investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services under the Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser.

The Fund will bear all other costs and expenses of its operations and transactions, including those relating to:

•	organization and offering;
•	calculating its Net Asset Value (including the cost and expenses of any independent valuation firm);
•	expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Fund and in monitoring its investments and performing due diligence on its prospective portfolio companies;
•	all reasonable fees, costs and expenses incurred in connection with the evaluation, acquisition, structuring, monitoring or disposition of Investments (whether or not consummated);
•	costs incident to payment of dividends or distributions by the Fund;
•	interest or other amounts payable on debt, if any, incurred to finance its investments;
•	tender offers or other offers to repurchase the Units or other securities;
•	investment advisory and management fees;
•	administration fees payable under the Administration Agreement;
•	fees payable to third parties, including agents, consultants, loan administrators, software providers or other advisors, relating to, or associated with, evaluating, making and disposing of investments;
•	transfer agent and custodial fees;
•	banking fees;
•	federal and state registration fees;
•	federal, state and local taxes;
•	Independent Directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC;
•	costs of any reports, proxy statements or other notices to Unitholders, including printing costs;
•	its allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, cybersecurity insurance and any other insurance premiums;
•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund or the Independent Directors of the Fund);
56

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);
•	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of the Units, including costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors and third-party due diligence providers;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff; and
•	all other expenses incurred by the Fund in connection with administering the Fund’s business.

Except as otherwise described in this Offering Memorandum, the Adviser will be reimbursed by the Fund, as applicable, for any of the above expenses that it pays on behalf of the Fund.

57

INVESTMENT ADVISORY AGREEMENT

Management Fee

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an asset-based Management Fee for management services in an amount equal to an annual rate of 0.50% based on the Fund’s Net Asset Value, calculated and accrued monthly as of the last business day of each month. The Management Fee for any partial month will be appropriately prorated and adjusted for any Unit issuances or repurchases during the relevant calendar months.

The “Net Asset Value” of the Fund as of any date of determination will be the value of all assets of the Fund, including accrued interest, dividends and assets purchased with borrowings, less all of the liabilities of the Fund, including accrued expenses, any reserves established by the Adviser in its discretion for contingent liabilities and any borrowings.

Approval of the Investment Advisory Agreement

Board approval of the Investment Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Adviser under the Investment Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Adviser and the personnel of the Adviser providing such services under the Investment Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. Following an initial two-year term, the Investment Advisory Agreement will continue in effect for successive periods of twelve months, provided that each continuance is approved at least annually by (1) the vote of a majority vote of a majority of the outstanding securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund.

58

DETERMINATION OF NET ASSET VALUE

The Fund’s Net Asset Value per Unit will be determined monthly by the Adviser as of the last day of each calendar month or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the Net Asset Value per outstanding Units is determined by dividing the value of total assets minus liabilities by the total number of Units outstanding.

The Board has designated the Adviser as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Adviser in its role as Valuation Designee and has approved a valuation policy for the Fund (the “Valuation Policy” and the Adviser’s valuation procedures (the “Valuation Procedures”). The Adviser, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee will also incorporate information from third party valuation consultants in valuing the Fund’s portfolio. The Valuation Committee is composed of individuals affiliated with the Adviser.

The Adviser, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as approved by the Board. The Fund’s investment portfolio is valued at least monthly, in accordance with the Valuation Policies and Valuation Procedures. The Fund accounts for its investments in accordance with GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended (“ASC 820”), which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. The Valuation Procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same — to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

•	Level 1 - inputs to the valuation methodology are readily available market quotations. These are quoted prices (unadjusted) available in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be “readily available” if it is not reliable. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•	Level 2 - inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in
59

other than active markets, government and agency securities, and certain OTC derivatives where the fair value is based on observable inputs.

•	Level 3 - inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include co-investments, illiquid loans and investments in privately held entities, non-investment grade residual interests in securitizations, CLOs, and certain OTC derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is materially significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The Adviser values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Adviser values Level 2 securities (those that are not actively traded but whose fair value can be determined based on other observable market data) using a price determined by an approved independent pricing vendor.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The valuation approach may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

The Adviser may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual Level 3 investments held by the fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Adviser to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Adviser may deem appropriate.

Real estate investments, such as privately originated senior secured and subordinated loans, transitional loans, bridge loans, construction loans, value-add loans, and direct equity investments in real estate companies and private funds, may be considered Level 3 investments depending on the availability of active market pricing. When such real estate investments are considered Level 3 investments, they are generally valued using discounted cash flow and/or comparable valuation methodologies when appropriate. The investments will be evaluated for significant impact events and adjusted depending on market-specific conditions and issuer-specific factors, such as, but not limited to, changes in loan-to-value ratios, leverage, capital structure, operational performance, and collateral value. The Adviser maintains periodic touchpoints with the sponsors of the real estate deals in which the Fund invests, which allows the Adviser to monitor conditions surrounding each deal and adjust valuation inputs or timing. Under circumstances of distress, the Fund will assess the value of collateral relative to any outstanding obligations. When appropriate, the Adviser may use appraisals provided by the issuer or deal sponsor.

Investments in private funds and co-investment vehicles are generally valued based on the latest net asset value reported by the third-party fund manager. If the net asset value of an investment in a private fund or co-investment vehicle is not available at the time the Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the

60

nominal amount of investment related distributions from the net asset value as reported by the third-party fund manager.

Notwithstanding the above, managers of investments in private funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board or the Advisers will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which are generally unaudited). Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser seeks to evaluate on a monthly basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Adviser will not be able to acquire and/or evaluate properly such information on a monthly basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s Net Asset Value as of a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Units may receive more or less Units and investors who tender their Units may receive more or less cash proceeds than they otherwise would receive.

If the Adviser reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Adviser’s Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

61

CONFLICTS OF INTEREST

The Fund’s executive officers and Directors, and the employees of the Adviser, serve or may serve as officers, directors, trustees or principals of Other Investment Vehicles that operate in the same or a related line of business as the Fund or of other funds advised by the Adviser. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Unitholders. Moreover, notwithstanding any difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Adviser or its affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced.

The Adviser is an entity in which certain of the Fund’s officers may have indirect ownership and/or economic interests. The Adviser’s or the Fund’s officers, Directors, principals or investment personnel may also have ownership interests in Other Investment Vehicles. Certain of the Fund’s Directors and officers also serve as officers or principals of other investment managers affiliated with the Adviser that currently, and may in the future, manage Other Investment Vehicles. In addition, certain of the Fund’s officers and Directors serve or may serve as officers, directors, trustees or principals of entities that operate in the same or related line of business as the Fund does or of Other Investment Vehicles. Accordingly, the Adviser and its affiliates may face conflicts in the allocation of investment opportunities among the Fund and other accounts advised by or affiliated with the Adviser or in which the officers, principals or investment personnel of the Adviser have economic interests and the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by the Adviser or its affiliates. However, the Adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with its investment allocation policy, consistent with each Other Investment Vehicle’s investment objective and strategies and legal and regulatory requirements.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of the Adviser achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity, and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments, and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal, or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests, or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law. The Fund and the Adviser intend to seek exemptive relief from the provisions of Sections 17(d) of the 1940 Act to co-invest in certain privately negotiated investment transactions with its co-investment affiliates subject to the satisfaction of certain conditions.

62

There is no assurance that the Fund and the Adviser will receive such exemptive relief, and if such exemptive relief is not obtained, the Fund will not be permitted to make certain co-investments alongside the co-investment affiliates.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with their fiduciary obligations.

63

TENDER OFFERS

To provide a limited degree of liquidity to Unitholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Units pursuant to written tenders by Unitholders.

Any repurchases of Units will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Units from Unitholders pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Unitholders request to be repurchased.

The Fund generally expects to repurchase its Units with cash, although it will reserve the ability to issue payment for the repurchase of Units through a distribution of portfolio securities.

64

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Limited Liability Company Act, the 1940 Act, the LLC Agreement and the Subscription Agreement. This summary is not necessarily complete, and investors should refer to the 1940 Act, Delaware Limited Liability Company Act, the LLC Agreement and the Subscription Agreement for more detailed descriptions of the provisions summarized below.

Limited Liability Company Units

Under the terms of the LLC Agreement, the Fund retains the right to accept subscriptions for commitments to purchase the Units. Unitholders will be entitled to one vote for each common unit held on all matters submitted to a vote of Unitholders, and do not have cumulative voting rights. Unitholders will be entitled to receive proportionately any dividends or distributions declared by the Board. Upon the Fund’s liquidation, dissolution or winding up, the unitholders will be entitled to receive ratably the Fund’s net assets available after the payment of (or establishment of reserves for) all debts and other liabilities. Unitholders will have no redemption or preemptive rights.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

The LLC Agreement provides that the Fund will indemnify the Fund’s Directors and officers to the fullest extent authorized or permitted by law, and this right to indemnification will continue as to a person who has ceased to be a director or officer and will inure to the benefit of his or her heirs, executors and personal and legal representatives; however, for proceedings to enforce rights to indemnification, the Fund will not be obligated to indemnify any Director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless that proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification includes the right to be paid by the Fund the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The Fund’s obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and 1940 Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made.

In addition, the Fund expects to enter into indemnification agreements with the Fund’s Directors and officers that provide for a contractual right to indemnification to the fullest extent permitted by applicable law.

The Fund may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to the Fund’s employees and agents similar to those conferred to the Fund’s directors and officers. The rights to indemnification and to the advancement of expenses are subject to the requirements of the 1940 Act to the extent applicable. Any repeal or modification of the LLC Agreement will not adversely affect any rights to indemnification and to the advancement of expenses of a Director or officer existing at the time of the repeal or modification with respect to any acts or omissions occurring prior to the repeal or modification.

Under the Investment Advisory Agreement, the Fund will, to the extent permitted by applicable law, indemnify the Adviser and certain of its affiliates.

Limited Liability of Unitholders

No Unitholder or former Unitholder, in its capacity as such, will be liable for any of the Fund’s debts, liabilities or obligations except as provided under the LLC Agreement and to the extent otherwise required by applicable law. Each Unitholder will be required to pay to the Fund (a) any unpaid capital commitments of such Unitholder and (b) the amount of any distribution that such Unitholder is required to return to the Fund pursuant to the LLC Agreement or the Delaware Limited Liability Company Act.

65

Delaware Law and Certain LLC Agreement Provisions

Organization and Duration

The Fund was organized as a Delaware limited liability company on January 14, 2025. The Fund will remain in existence until dissolved in accordance with the LLC Agreement or pursuant to Delaware law. Following dissolution, the Fund’s assets will be liquidated.

Purpose

Under the LLC Agreement, the Fund is permitted to engage in any business activity that lawfully may be conducted by a limited liability company organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Agreement to be Bound by the LLC Agreement; Power of Attorney

By executing the Subscription Agreement (which signature page constitutes a counterpart signature page to the LLC Agreement), each investor accepted by the Fund has agreed be admitted as a member of the Fund and to be bound by the terms of the LLC Agreement. Pursuant to the LLC Agreement, each Unitholder and each person who acquires Units from a Unitholder grants to certain of our officers (and, if appointed, a liquidator) a power of attorney to, among other things, execute and file documents required for our qualification, continuance or dissolution. The power of attorney also grants the Board the authority to make certain amendments to, and to make consents and waivers under and in accordance with, the LLC Agreement.

Drawdowns

Investors will be required to fund drawdowns up to 100% of the amount of their remaining respective Capital Commitments each time the Adviser delivers a drawdown notice.  Drawdowns will generally be made pro rata, in accordance with the remaining Capital Commitments of all investors. Drawdowns will entitle Unitholders to Units (which, for the avoidance of doubt, may be issued in fractional form to the extent required) at the then-applicable Purchase Price. The Fund may draw Capital Commitments from the Unitholders at any time after the Initial Closing.

The period during which the Fund may draw such Capital Commitments is referred to as the “Investment Period”. If the Investment Period is terminated, the Fund will cease drawing Capital Commitments from Unitholders except for certain runoff activities.

Resignation and Removal of Directors; Procedures for Vacancies

A Director may resign from the Board at any time upon notice given in writing or by electronic transmission to the Board, the Chair of the Board, the President, the Principal Executive Officer or the Secretary. The resignation will take effect at the time specified therein, and if no time is specified, at the time of its receipt. The acceptance of a resignation will not be necessary to make it effective unless otherwise expressly provided in the resignation.

Any Director, or the entire Board, may be removed from office at any time, but only for cause and then only by the affirmative vote of holders of at least 75% of the outstanding units.

Except as otherwise provided by applicable law, including the 1940 Act, any newly created directorship on the Board that results from an increase in the number of Directors, and any vacancy occurring in the Board that results from the death, resignation, retirement, disqualification or removal of a Director or other cause, will be filled exclusively by the affirmative vote of a majority of the remaining Directors in office, although less than a quorum (with a quorum being a majority of the total number of Directors), or by a sole remaining Director. Any Director elected to fill a vacancy or newly created directorship will hold office until his or her death, resignation, retirement, disqualification or removal.

Action by Unitholders

Unitholders have only the voting rights as required by the 1940 Act or as otherwise provided for in the LLC Agreement. Under the LLC Agreement, the Fund is not required to hold annual meetings of Unitholders. Unitholder

66

action can be taken only at a meeting of Unitholders or by written consent in lieu of a meeting by Unitholders representing at least the specified percentage of the aggregate outstanding units required to approve the matter in question. Only the Board, the Chair of the Board, the President, the Principal Executive Officer or the holders of a majority-in-interest of the outstanding units may call a meeting of Unitholders and only business specified in a notice of meeting (or supplement thereto) may be conducted at a meeting of Unitholders.

Submission to Jurisdiction; Venue

The LLC Agreement provides that, unless the Fund otherwise agrees in writing, any legal action or proceeding with respect to the LLC Agreement may be brought in the courts of the State of Delaware, and, by execution and delivery of the LLC Agreement, each of the Fund’s members irrevocably accepts for him or herself and in respect of his or her property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each member further irrevocably waives any claim that any such courts lack personal jurisdiction over such Member, and agrees not to plead or claim, in any legal action proceeding with respect to the LLC Agreement in any of the aforementioned courts, that such courts lack personal jurisdiction over such member. To the fullest extent permitted by applicable law, any legal action or proceeding with respect to the LLC Agreement by a member seeking any relief whatsoever against the Fund may be brought only in the Chancery Court of the State of Delaware (or other appropriate state court in the State of Delaware), and not in any other court in the United States, or any court in any other country. In addition, each member irrevocably waives any objection that such member may have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with the LLC Agreement brought in the aforesaid courts and further irrevocably, to the extent permitted by applicable law, waives his or her rights to plead or claim and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

Amendment of the LLC Agreement; No Approval by Unitholders

Except as otherwise provided in the LLC Agreement, the terms and provisions of the LLC Agreement may be amended (which term includes any waiver, modification, or deletion of the LLC Agreement) during or after the Fund’s term, with the prior written consent of at least 50% of the Unitholders.

Notwithstanding clauses the foregoing, certain limited amendments, as set forth in the LLC Agreement, may be made with the consent of the Board and without the need to seek the consent of any Unitholder.

OUTSTANDING SECURITIES

The following table sets forth information about the Fund’s outstanding Units as of January 31, 2026.

	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Units	Unlimited	None	3,338,502.182

67

TRANSFERS OF UNITS

No Unitholder may Transfer its Capital Commitment or any Units unless (i) the Fund gives consent, and (ii) the Transfer is made in accordance with the LLC Agreement, the Subscription Agreement and applicable securities laws. No Transfer will be effectuated except by registration of the Transfer on the Fund’s books. Each transferee must agree to be bound by these restrictions and all other obligations as a Unitholder. Transferees will, among other things, be required to satisfy the investor qualification, accreditation and suitability standards set forth in the applicable subscription materials.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Unit must also be accompanied by a properly completed Subscription Agreement in respect of the proposed transferee. In connection with any request to transfer Units, the Fund may require the Unitholder requesting the transfer to obtain, at the Unitholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Fund generally will not consent to a transfer of Units by a Unitholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Units, the balance of the account of each of the transferee and transferor is less than $1,000,000. Each transferring Unitholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Unitholder, will be entitled to the distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the LLC Agreement and to tender the Units for repurchase by the Fund, but will not be entitled to the other rights of a Unitholder unless and until the transferee becomes a substituted Unitholder as specified in the LLC Agreement. If a Unitholder transfers Units with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Unitholder.

By subscribing for Units, each Unitholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Unitholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Unitholder in violation of the LLC Agreement or any misrepresentation made by that Unitholder in connection with any such transfer.

68

TAX ASPECTS

This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. Unitholders may differ. Unitholders should consult their tax advisers as to the possible application of federal, state, local or non-U.S. income tax laws. Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

Treatment as a Regulated Investment Company

The Fund intends to elect to be treated to qualify as a RIC under the Code. A RIC is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to Unitholders. The Fund’s failure to qualify as a RIC would result in corporate-level taxation, thereby reducing the return on your investment.

Taxes on Fund Distributions

A Unitholder subject to U.S. federal income tax will generally be subject to tax on Fund distributions. For U.S. federal income tax purposes, Fund distributions will generally be taxable to a Unitholder as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income generally are taxable to Unitholders as ordinary income. Federal taxes on Fund distributions of capital gains are determined by how long the Fund owned or is deemed to have owned the investments that generated the capital gains, rather than how long a Unitholder has owned the Units. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a Unitholder’s net capital gains and taxed to individuals at reduced rates. The Fund does not expect a significant portion of its distributions to be treated as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.

 The Code generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of Units of the Fund. Unitholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as return of capital and would reduce a Unitholder’s tax basis in the applicable Units, with any amounts exceeding such basis treated as gain from the sale of such Units. A return of capital is not taxable, but it reduces a Unitholder’s tax basis in the Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Unitholder of the Units.

Fund distributions are taxable to Unitholders as described above even if they are paid from income or gains earned by the Fund before a unitholder’s investment (and thus were included in the price the Unitholder paid).

Certain Fund Investments

The Fund’s transactions in derivatives or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes payable by Unitholders. The Fund’s investments in certain debt instruments could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell or otherwise dispose of other investments in order to make required distributions).

Taxes When you Dispose of Your Units

Any gain resulting from the disposition of Units that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to Unitholders as capital gains for U.S. federal income tax purposes.

69

Unitholders who offer, and are able to sell all of the Units they hold or are deemed to hold in response to a repurchase offer (as described above) generally will be treated as having sold their Units and generally will recognize a capital gain or loss. In the case of Unitholders who tender or are able to sell fewer than all of their Units, it is possible that any amounts that the Unitholder receives in such repurchase will be taxable as a dividend to such Unitholder. In addition, there is a risk that Unitholders who do not tender any of their Units for repurchase, or whose percentage interest in the Fund otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Units could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its sale or other disposal of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether such distribution requirements are satisfied.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any Unitholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding.

70

ERISA CONSIDERATIONS

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither of the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Unitholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings.

71

PURCHASING UNITS; PLAN OF DISTRIBUTION

Plan of Distribution

The offer and sale of the Units described herein have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction. The Units will be offered and sold under the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the offering will be made. The Units described herein will constitute “restricted securities” under the Securities Act and as such will be subject to certain restrictions on transferability. The Units may not be transferred or sold unless the offer and sale of the Units have been registered under the Securities Act or an exemption from registration is available. There is no assurance that registration of the Units under the Securities Act or other securities laws will be effected.

Placement activities will be conducted by the Fund’s and the Adviser’s officers.

To purchase Units, an investor must complete, sign and date a Subscription Agreement and will be required to represent in the Subscription Agreement, among other customary private placement representations, that it is acquiring Units for its own account for investment purposes only and not with a view to resale or distribution, that it has received or has had access to all information it deems relevant to evaluate the merits and risks of an investment in the Fund and that it has the ability to bear the economic risk of an investment in the Fund. The Subscription Agreement also requests information from the investor to determine whether the investor meets the Fund’s suitability standards. An investor must return a completed copy of the Subscription Agreement, with both signature pages executed and all applicable exhibits thereto to the Fund at the address provided in the Subscription Agreement.

The Subscription Agreement is conditioned upon acceptance by the Fund. The Fund has the full right to accept or reject a subscription in its discretion. The Fund also has the right to cease accepting subscriptions at any time without notice. If an investor’s subscription is rejected, the Fund will promptly return any funds provided by the investor, without interest, by wire transfer to an account designated by the investor.

Qualification Standards

The offer and sale of the Units have not been registered under the Securities Act and, therefore, cannot be sold unless it is subsequently registered under the Securities Act or an exemption from registration is available. Accordingly, each Unitholder must bear the economic risk of its investment in the Fund for an indefinite period of time. There can be no assurances that any registration under the Securities Act will ever be effected or that certain exemptions provided by rules promulgated under the Securities Act will be available. Prospective investors should (i) satisfy themselves that an investment in Units is suitable for them, (ii) examine this Offering Memorandum and the exhibits to the registration statement of which it forms a part, and (iii) avail themselves of such additional information about this offering, the Fund and the Adviser and their respective businesses as they consider necessary to make an informed investment decision.

Eligibility criteria for Unitholders include but are not limited to the following:

•	execution of a legally valid and binding Subscription Agreement containing an agreement to fund its Capital Commitment to the Fund and other related documentation;
•	compliance with the Subscription Agreement;
•	no bankruptcy or insolvency;
•	grant to the lender of a first priority perfected security interest in their Capital Commitment; and
•	execution of documentation, including the Subscription Agreement.
72

Execution of the Subscription Agreement will constitute such investor’s acceptance of the terms and conditions of, and agreement to be bound by, the LLC Agreement.

In addition to these requirements, each Unitholder must have funds adequate to meet personal needs and contingencies, must have no need for prompt liquidity from the investment, and must purchase Units for investment only and not with a view to its sale or distribution. Each Unitholder must have sufficient knowledge and experience in financial and business matters generally and in securities investment in particular to be capable of evaluating the merits and risks of investing in the Fund. Because of the limited ability to transfer or redeem Units and the risks of investment, a purchase of Units would not be suitable for a Unitholder who does not meet the suitability standards discussed in this Offering Memorandum.

73

DISTRIBUTIONS

Beginning after the first full quarter following the completion of the Initial Closing, the Fund anticipates that it will make monthly distributions of at least 90% of the Fund’s realized net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, then available for distribution, each as determined by the Board in accordance with applicable law and the terms of the LLC Agreement. Any distributions will be declared out of assets legally available for distribution. The Fund expects monthly distributions to be paid from income primarily generated by interest and dividends earned on its investments, although distributions to Unitholders may also include a return of capital. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Units. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Unitholders.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year will end on March 31 of each year. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) paid by the Fund to Unitholders for tax purposes will be furnished to Unitholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Unitholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INQUIRIES

Inquiries concerning the Fund and the Units should be directed to the Administrator at (833) 709-4984.

74

 599 Fund LLC

Common units of limited liability company interests

OFFERING MEMORANDUM

February 23, 2026

75

599 Fund LLC

Common units of limited liability company interests

Statement of Additional Information

February 23, 2026

599 Fund LLC (the “Fund”) is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to generate current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus. This Statement of Additional Information should be read in conjunction with the offering memorandum of the Fund, dated February 23, 2026, as it may be amended from time to time (the “Offering Memorandum”). This Statement of Additional Information is incorporated by reference into the Offering Memorandum. A copy of the Offering Memorandum (as well as the Fund’s Annual and Semi-Annual Report once completed) may be obtained upon request and without charge by writing to the Fund at 599 Fund LLC c/o Maya Fishman or by calling (833) 709-4984. The Offering Memorandum, and other information about the Fund, are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

This Statement of Additional Information is not an offer to sell common units of limited liability company interests (“Units”) of the Fund.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Offering Memorandum.

The Offering Memorandum provides basic information investors should know before investing. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Offering Memorandum.

TABLE OF CONTENTS

Page

INVESTMENT OBJECTIVE, POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	14
MANAGEMENT OF THE FUND	16
PORTFOLIO TRANSACTIONS	25
TAXATION OF THE FUND	26
PROXY VOTING POLICY AND PROXY VOTING RECORD	41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
LEGAL COUNSEL	41
ADDITIONAL INFORMATION	41
SIGNATURES	48

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Offering Memorandum. The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Offering Memorandum and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Offering Memorandum for a complete presentation of the matters disclosed below.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

The Fund’s portfolio may include investments in common stocks, preferred stocks, depositary receipts, and convertible securities of U.S. and foreign issuers. The Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Depositary Receipts.

The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not

1

be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market
2

deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives; but there can be no assurance that it will be successful in doing so.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Extension Risk

An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Systemic Credit Risk

Credit risk may also arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

3

Collateralized Loan Obligations

The Fund may invest in CLOs and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

In light of the above, CLOs may present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of a CLO that are subordinate to other classes; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Warehouse Investment Risk

The Fund may invest in warehouses, which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in warehouses (“Warehouse Investments”) are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in SPVs that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO or CDO and a loss is incurred upon their disposition, and (iii) the

4

anticipated CLO or CDO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO or CDO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO or CDO related to Warehouse Investments will be consummated. In the event a planned CLO or CDO is not consummated, investors in a warehouse (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically used in warehouses, the potential risk of loss may be increased for the owners of Warehouse Investments. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in a Warehouse Investment.

The Fund may be an investor in Warehouse Investments and in CLOs or CDOs that acquire warehoused assets, including from warehouses in which any of the Fund, other clients of the Adviser or the Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a warehouse. Therefore, the value of a Warehouse Investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Fixed Income Securities

The Fund may invest in fixed income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Manager to be of comparable quality. There is no minimum credit standard as a prerequisite to an investment in any security. As a result, the Fund may invest in debt securities that are rated below investment grade and are considered speculative, including distressed bonds. The Fund may invest in fixed income securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete.

The Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

5

Other Fund Strategies

Short Sales

The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Derivatives

General Limitations on Futures and Options Transactions. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with the U.S. Commodity Futures Trading Commission (the “CFTC”) Regulation 4.5 so that the Adviser is not subject to registration or regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Fund. In order to maintain the exclusion for the Adviser, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as

6

providing investment exposure to such instruments. If the Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC’s CPO registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters

7

into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s Net Asset Value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Futures positions also may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

8

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing Net Asset Value, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

9

Convertible Hedging

If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

Convertible Securities

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Covered Call Writing

As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

Synthetic Convertible Instruments

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Special Purpose Acquisition Companies

A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.

SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements, or understandings with any prospective transaction candidates. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. A SPAC will not generate any revenues until, at the earliest, after the consummation of a

10

transaction. While a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid. There can be no assurance that a market will develop.

The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.

The Fund may invest in liquid alternative strategies including stocks, rights, warrants, and other securities of SPACs. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an initial public offering.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s net asset value (“NAV”).

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more

11

than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Event Driven Situation Investing

The Fund may focus on securities or indebtedness of companies that are engaging, or which have recently been engaged, in extraordinary transactions and in other special situations (“Event Driven Situations”). Investing in Event Driven Situations entails discovering value by analyzing companies experiencing corporate change. These situations include investing in companies that the Advisors believe are likely to become the subject of a takeover, merger, exchange offer, rights offering, restructuring, liquidation, spin off or any other extraordinary event that the Advisors believe would be likely to increase the value of the companies’ debt or equity securities. Investments in Event Driven Situations typically will entail a higher degree of risk than investments in companies that are not engaging in or have recently engaged in Event Driven Situations. If an evaluation of the anticipated outcome of an Event Driven Situation should prove incorrect, the Fund could experience losses. The uncertainties inherent in evaluating such investments may be increased by legal and practical considerations which limit the access of the Advisors and their respective affiliates to reliable and timely information concerning material developments affecting an investment.

The Fund may invest and trade in securities and obligations of U.S. or non-U.S. companies which it believes are undervalued in the sense that, although they are not the subject of an announced Event Driven Situation transaction, the companies are, in the view of the Advisors, potential candidates for such transaction. In such a case, if the anticipated transaction does not in fact occur, the Fund may sell the investments at a loss.

12

The Fund may invest in the securities of a company engaging in an Event Driven Situation after the event has been announced. Since the price offered for securities of a company involved in an announced transaction may be at a significant premium above the market price prior to the announcement, in the event the proposed transaction is not consummated, the value of such securities held by the Fund will decline significantly if their market price returns to a level comparable to that which exists prior to the announcement of the transaction. Furthermore, the difference between the price paid by the Fund for securities of a company involved in an announced transaction and the anticipated value to be received for such securities upon consummation of the proposed transaction will often be very small. If the proposed transaction appears likely not to be consummated or, in fact, is not consummated or is delayed, the market price of the securities will usually decline sharply, perhaps by more than the Fund’s anticipated profit.

Investing in securities in anticipation of a merger is extremely competitive. The Fund competes with firms, including many of the larger investment banking firms, which have substantially greater financial resources, larger research staffs and more securities traders than are available to the Fund. The Fund will attempt to assess all of the foregoing risk factors, and others, in determining the extent of the position it will take in the relevant securities and the price it is willing to pay for such securities. However, such risks cannot be eliminated.

Securities Lending

To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

13

INVESTMENT RESTRICTIONS

Fundamental Policies

The Fund may not:

(1)	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;
(2)	Issue senior securities or borrow money except as permitted by the 1940 Act and the rules and interpretative positions of the SEC thereunder or otherwise as permitted by applicable law;
(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;
(4)	Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and
(5)	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry or group of industries; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

The Fund will treat with respect to participation interests both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction (5).

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Unitholders, as applicable, will be required or sought.

Non-Fundamental Policies

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

14

(1)	Change or alter the Fund’s investment objective;
(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and
(3)	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Objective, Policies and Risks” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy to determine compliance with any policy or limitation of the Fund that is expressed as a percentage of assets at the time of purchase of portfolio securities will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC. However, the Fund will always be in compliance with its policy on borrowing.

15

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board, subject to the laws of LLC Agreement and the laws of the State of Delaware. The Board currently consists of three (3) members, all of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (collectively, the “Independent Directors”). The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee and may establish additional committees from time to time as necessary.

Board of Directors and Officers

Directors

Information regarding the members of the Board is set forth below. As set forth in the LLC Agreement, each Director’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Director.

Name, address(1) and birth year	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by the Director	Other Directorships Held by Director
Independent Directors
Mary Moran Zeven (1961)	Director	Indefinite Length – Since Inception	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019-2022); Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (a custodial bank, fund administrator and accounting agent) (2000-2019)	1	Trustee, M Funds Inc. (2019-present); Trustee, Wisdom Tree Digital Trust (2022-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2025-present); Trustee, Private Debt & Income Fund (2025-present); Sardis Credit Opportunities Fund (2025-present)

16

Carrie Schoffman (1973)	Director	Indefinite Length – Since Inception	Founder, CPA Concierge Services (2020-present); Tax Accountant, Bree Beers & Associates, PC (2017-2021)	1	Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2025-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, Sardis Credit Opportunities Fund (2025-present); Trustee, Tortoise Capital Series Trust (2024-present); Trustee, Tortoise Sustainable & Social Impact Term Fund (2025–present); Trustee, Tortoise Energy Infrastructure Corporation (2025-present)

Clifford N. Schireson (1953)	Director	Indefinite Length – Since Inception	Board of Governors, San Diego City Employees’ Retirement System (2019-present); Board of Governors, Sand Diego Foundation (2017-2025); Director of Institutional Services, Brandes Investment Partners, LP (an investment advisory firm) (2004-2017)	1	Trustee, Ultimus Managers Trust (2019-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2025-present); Trustee, Private Debt & Income Fund (2025-present); Sardis Credit Opportunities Fund (2025-present)

(1)	The address of each Director is care of the Secretary of the Fund at 599 Lexington Avenue, 37th Floor, New York, NY 10022.
(2)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

Officers

The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board.

Name, address(1) and birth year	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy Nest (1977)	President and Principal Executive Officer	Indefinite Length – Since Inception	Partner, Head of Private Credit, Aksia LLC
Jessica Chase (1970)	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite Length – Since Inception	SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008-2021); Interested Trustee Forum Funds (2018-2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019-2022); Director, Mutual Fund Operations, Apex Group (2022-2023); SVP Relationship Management, Ultimus Fund Solutions (2023-present)
17

Kent Barnes (1968)	Secretary	Indefinite Length – Since Inception	Chief Compliance Officer, Rafferty Asset Management, LLC (2016-2018); Vice President, U.S. Bancorp Fund Services, LLC (2018-2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (2023-present)
Jack Pfirrman (1993)	Assistant Secretary	Indefinite Length – Since Inception	Associate Counsel, Orphanides and Toner, LLP (2021-2022); Associate Legal Counsel, Ultimus Fund Solutions, LLC (2022-Present)
James Colantino (1969)	Assistant Treasurer	Indefinite Length – Since Inception	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017)
Brian Curley (1976)	Assistant Treasurer	Indefinite Length – Since Inception	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008)
Chad Bitterman (1972)	Chief Compliance Officer	Indefinite Length – Since Inception	Compliance Officer, Northern Lights Compliance Services, LLC (2010-present)
(1)	The address of each officer is care of the Secretary of the Fund at 599 Lexington Avenue, 37th Floor, New York, NY 10022.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this Statement of Additional Information, that each Director should serve as a Director of the Fund.

Independent Directors

Generally, the Board believes that each Director is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mary Moran Zeven was the Director of the Graduate Program in Banking and Financial Law, at Boston University School of Law from 2019 - 2022. From 2000 to 2019, Ms. Moran Zeven served as Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company, a custodial bank, fund administrator and accounting agent. In that role, she served as the global head of State Street’s Sector Solutions Legal Department, the head of its US Fund Administration Legal Department, and the head of several other legal departments supporting State Street’s Global Services Americas business. A graduate of St. John’s University School of Law, she worked as a corporate lawyer at several large law firms and financial institutions in New York before joining State Street, including serving as general counsel and chief legal officer of Global Asset Management (USA) Inc.

18

Carrie Schoffman is the owner and founder of CPA Concierge Services. She previously served as Principal Financial Officer and Treasurer of the ICON Funds from 2013 to 2017. She also served as Assistant Vice President and Chief Compliance Officer of the ICON Funds from 2004 to 2017, as well as Chief Compliance Officer of ICON Advisers, Inc. during that period. Previously she was a staff accountant with the U.S. Securities and Exchange Commission from 2003 to 2004. She also was a Manager from 2001 to 2003 and Senior Associate/Associate from 1996 to 2001 at PricewaterhouseCoopers LLP. She obtained a degree in Public Accounting from Colorado State University and has maintained a Certified Public Accountant license. She is a member of the Colorado Society of CPAs and the American Institute of CPAs.

Clifford N. Schireson retired in 2017. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and was a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School.

Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background and professional training. The Board does not believe any one factor is determinative in assessing a Director’s qualifications, but that the collective experience of each Director makes them each highly qualified.

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the Directors be Independent Directors. Currently, each of the Fund’s three (3) Directors (100%) are Independent Directors.

The Board has chosen Mary Moran Zeven as Chair of the Board. The Chair generally is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.

The Board believes that its leadership structure, including having an Independent Director serve as Chair and all Directors being Independent Directors, is appropriate and in the best interests of the Fund. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from the Fund’s management.

The Board expects to perform its risk oversight function primarily through (a) the audit committee and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

Committees of the Board

The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee. The Board has an Audit Committee that consists of all the Independent Directors. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and

19

adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee that consists of all the Independent Directors. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. The Nominating and Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Directors as is from time to time considered necessary or appropriate. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential directors made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee meets to consider nominees as is necessary or appropriate. The Nominating and Governance Committee is also responsible for reviewing and setting Independent Director compensation from time to time when considered necessary or appropriate.

Director and Officer Beneficial Ownership of Units

As of the date of this Statement of Additional Information, none of the Directors or officers of the Fund owns Units.

Compensation of Directors

The Independent Directors are paid an annual retainer of $15,000. The Chair of the Board receives an additional $3,500 annually. The Chair of each of the Audit Committee and the Nominating Committee and Governance Committee receives an additional $2,500 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. All Directors are reimbursed for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

Unitholder Communications

Unitholders may send communications to the Board. Unitholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Directors) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Directors) and by sending the communication to the Fund’s office at 599 Lexington Avenue, 37th Floor, New York, NY 10022. Other Unitholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based upon the matters contained therein.

Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. The codes of ethics are available on the EDGAR database on the SEC’s website at sec.gov. Unitholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

20

The Adviser

The Adviser, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. The Adviser is responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets. For more information regarding the Adviser, see “The Adviser” and “Management of the Fund” in the Offering Memorandum.

The Adviser has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, dated October 6, 2025. Following an initial two-year term, the Investment Advisory Agreement will continue in effect for successive periods of twelve months, provided that each continuance is approved at least annually by (1) the vote of a majority vote of a majority of the outstanding securities of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund.

Pursuant to the Investment Advisory Agreement, in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an asset-based Management Fee for management services in an amount equal to an annual rate of 0.50% based on the Fund’s Net Asset Value, calculated and accrued monthly as of the last business day of each month. The Management Fee for any partial month will be appropriately prorated and adjusted for any Unit issuances or repurchases during the relevant calendar months.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of November 30, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Timothy Nest
Registered Investment Companies	1	$1.01	0	$-
Other Pooled Investment Vehicles	15	$5.82*	7	$1.91
Other Accounts	28	$13.93	4	$0.80
Joshua Hemley
Registered Investment Companies	1	$1.01	0	$-
Other Pooled Investment Vehicles	12	$4.44*	7	$1.91
Other Accounts	7	$1.43	3	$0.80

*Includes the assets of a vehicle, Aksia Private Credit Fund SCA SICAV-RAIF.

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with the Adviser or any of its affiliates.

21

The Fund’s portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

Compensation of Portfolio Managers

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of the Adviser are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

The portfolio managers have ownership and financial interests in and may receive compensation and/or variable profit distributions from, the Adviser based on the Adviser’s financial performance, such as its overall revenues and profitability. The portfolio managers’ compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Adviser impacts the Adviser’s financial performance.

Conflicts Disclosure

As a registered investment adviser, the Adviser is required to disclose and mitigate potential conflicts of interest. As such, the Adviser has adopted policies and procedures that both identify and address potential conflicts, described in detail below:

a.	Allocation of Investment Opportunities: The Adviser’s procedures require the objective allocation of general investment opportunities to ensure fair and equitable allocation among customized separate account and advisory client accounts (collectively, “Clients”). In the event there is limited capacity in a general investment opportunity in which multiple Clients are interested, the Adviser will first evaluate the opportunity in light of the investment guidelines and restrictions relevant to each Client, in order to determine whether the opportunity could be suitable for the Client. Once the Adviser has identified the Clients for which the opportunity may be suitable, the Adviser will reach out to each Client (or in the case of an investment management Client, to the Adviser’s client team) to gauge such Client’s interest in investing. When the Adviser has received responses from the identified Clients, the Adviser will advise the underlying manager offering the general investment opportunity which of the Clients are interested in investing in its vehicle and request that the manager determine the allocations to the various Clients. In the event that the Adviser’s aggregate Client interest exceeds the available capacity, and the manager is unwilling to decide between eligible clients, the Adviser will seek to split the capacity pro rata among interested and eligible discretionary and non-discretionary advisory clients.

With respect to Co-Investment opportunities, the Adviser will first compile a list of advisory clients for which (i) the Adviser has an obligation to perform co-investment sourcing services and (ii) such opportunity is consistent with the relevant client’s co-investment program preferences (“Participating Clients”), subject to any limitations placed upon the Adviser by the underlying manager offering the Co-Investment. The Adviser will then submit an indication of interest to the manager, specifying a distinct amount of the opportunity to be made available for each client. In submitting an indication of interest, the Adviser will communicate to the manager a desired allocation of the opportunity in respect of discretionary clients, as well as non-discretionary Clients who have communicated to the Adviser a desire to participate in the opportunity and the amount thereof. In the event of a Co-Investment opportunity with scarce capacity, the underlying manager offering the Co-Investment opportunity will generally determine the allocations among the Adviser’s relevant clients. If the underlying manager delegates full or partial authority to the Adviser, the Adviser will seek to allocate the investment to Participating Clients in a fair and equitable manner with a preference towards a pro rata allocation based on interest. Following such allocation, if there is an additional excess allocation remaining, such excess allocation may be offered to any client of the Adviser or to any third party, in each case selected by the Adviser in its sole discretion. The foregoing allocation policy with respect to Co-Investments does not apply to client-sourced

22

opportunities which may be preserved by the client to the extent the Adviser is also not allocated or offered the opportunity directly by the manager.

The Adviser acts as a discretionary investment manager to other registered investment companies (each, a “Registered Fund”), including serving as investment sub-adviser to Calamos Aksia Alternative Credit & Income Fund and Calamos Aksia Private Equity & Alternatives Fund, and may serve in similar capacities for additional Registered Funds in the future. Any Co-Investment opportunities in which both a Registered Fund and certain other Client funds invest must comply with SEC no-action guidance or any exemptive relief granted to the Adviser from the SEC. The participation of a Registered Fund may impact the ability of the Registered Fund or of these certain Adviser Client funds to make an investment or a follow-on investment.

The Fund and the Adviser have received exemptive relief from the provisions of Sections 17(d) of the 1940 Act to co-invest in certain privately negotiated investment transactions with its co-investment affiliates subject to the satisfaction of certain conditions.

With respect to secondary opportunities (“Secondary”), the Adviser will first compile a list of advisory clients for which (i) The Adviser is specifically contractually obligated to perform Secondary sourcing services and (ii) such opportunity is consistent with the relevant client’s Secondary program preferences and capabilities. Once The Adviser determines the interest for each Client, the Adviser will seek to directly or indirectly allocate the opportunity among such Clients pro-rata based on interest. If the seller is unable to allocate the opportunity across multiple Clients, the Adviser will use a rotation approach, and review the date of each eligible client’s most recent offer of a Secondary opportunity. The client with the most time elapsed since its last Secondary offer will be offered the Secondary opportunity. If such client is a non-discretionary Advisory Client, the Adviser will request the seller’s permission to notify the relevant client of the opportunity so that the client will be able to consider submitting a bid on the opportunity. If, however, the Adviser has discretionary authority with respect to such client, the Adviser will determine whether to submit an offer on the client’s behalf. If the relevant client or the Adviser, as applicable, chooses not to submit a bid in respect of such Secondary opportunity, then the process will be repeated with the next client based on the time elapsed since the last Secondary offer until a bid is submitted in respect of the opportunity, or all identified clients have been offered the opportunity. If a bid has still not been submitted in respect of such opportunity, the opportunity may then be offered to clients for which the Adviser is not expressly contractually obligated to perform Secondary sourcing services but for whom such opportunity may not be consistent with the relevant client’s general investment preferences and capabilities. The foregoing allocation policy with respect to Secondaries does not apply to client-sourced opportunities which may be preserved by the client to the extent the Adviser is not also allocated or offered the opportunity directly by the manager.

b.	Performance-Based Fees and Side-by-Side Management: While most advisory clients choose to pay fixed or asset-based fees, some pay performance-based fees. In addition, amongst clients paying fixed or asset-based fees, some may pay higher fees than others. These different payment structures may give rise to a potential conflict of interest because the Adviser may have an incentive to favor Client accounts that pay the Adviser performance-based compensation or higher fees. The Adviser is mindful of its obligation to act in the best interests of its advisory clients and has thus adopted policies and procedures designed to mitigate the potential conflicts of interest that relate to the management of multiple accounts, including accounts with differing fee arrangements.
c.	Clients with Affiliated Investment Managers: Given that the Adviser’s clients are large institutions there are certain circumstances where the Adviser may recommend, purchase, or sell for its clients’ funds managed by investment managers that are affiliated with clients of the Adviser (whether because the Adviser’s clients own a passive GP stake or otherwise are affiliated with an asset manager). The Adviser has addressed this potential conflict of interest through the implementation of policies and procedures reasonably designed to ensure that its activities are carried out in compliance with applicable regulatory requirements and in the best interests of clients. For example, if the Adviser were to recommend an investment with an investment manager that the Adviser knew was affiliated with an Adviser client, the Adviser would fully disclose the relationship in its due diligence report. In addition, the potential
23

investment would be subjected to the Adviser’s extensive due diligence process, which includes multiple layers of review by multiple individuals. This type of situation is rare.

d.	Investing in Securities Recommended to Clients: From time to time, the Adviser may form investment vehicles owned by the Adviser, its members, its employees and/or its affiliates, that invest (directly or indirectly) in certain Clients to which it provides investment management services (a “GP Commitment”). This arrangement creates a conflict of interest because the Adviser or its related persons has an incentive to favor Clients in which it owns a financial interest over its other Clients. The Adviser addresses this potential conflict of interest via the implementation of its policies and procedures relating to the allocation of investment opportunities. In addition, certain of the Adviser’s investment management clients have made seed investments in funds in return for fee savings or revenue participation (“Client Affiliated Managers”). To the extent that investment management clients in which the Adviser has made a GP Commitment have made seed investments in funds of Client Affiliated Managers, the Adviser will benefit economically from profits earned by such investment management clients, in addition to the fees that the Adviser directly earns from its investment management clients. This poses a conflict of interest for the Adviser in its recommendations to its clients. To mitigate this conflict, the Adviser will disclose its pecuniary interest in such Client Affiliated Managers to its clients and take other steps to maintain the Adviser’s objectivity. Clients can also instruct the Adviser to avoid making investment allocations to Client Affiliated Managers.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of January 31, 2026.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Timothy Nest	None
Joshua Hemley	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.
24

PORTFOLIO TRANSACTIONS

Since the Fund is generally expected to acquire and dispose of its investments in privately negotiated transactions, it expects to infrequently use brokers in the normal course of business.

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operations facilities of the firm, and the firm’s risk and skill in positioning blocks of securities.

While the Adviser generally seeks reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

25

TAXATION OF THE FUND

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Units, and to the acquisition, ownership, and disposition of the Units. This discussion applies only to beneficial owners that acquire the Units in this initial offering at the offering price.

This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that the Fund has assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold the Fund’s shares as part of a straddle, hedging, or other risk reduction strategy, conversion transaction or other integrated investment, constructive sale transaction for U.S. tax purposes, Unitholders subject to the alternative minimum tax, tax-exempt organizations or governmental organizations, banks, insurance companies, brokers or dealers in securities or currencies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, traders in securities or commodities that elect mark to market treatment, pension plans and trusts, Unitholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, Unitholders who are not entitled to claim the benefits of an applicable income tax treaty, U.S. expatriates and former citizens or long-term residents of the United States, Unitholders and U.S. Persons that are exempt from U.S. federal income tax, RICs, real estate investment trusts (“REITs”), personal holding companies, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statements, persons who acquire an interest in the Fund in connection with the performance of services, Unitholders and investors in pass through entities, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners, members and owners, Unitholders that are treated as partnerships for U.S. federal income tax purposes (and investors therein), non-U.S. Unitholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations” (“CFCs”), passive foreign investment companies (“PFICs”), and corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to the three-year holding period rule in Section 1061 in the Code, persons who hold or receive Units pursuant to the exercise of any employee stock options or otherwise as compensation, and tax qualified retirement plans, and financial institutions. In addition, this discussion does not discuss any aspect of U.S. state or local tax, the federal estate or gift tax or non-U.S. tax.

Such persons are urged to consult with their tax advisors as to the U.S. federal income tax consequences of an investment in the Fund, which may differ substantially from those described herein.

This discussion assumes that Unitholders hold the shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). Unless otherwise noted, this discussion applies only to U.S. Unitholders that hold Units as capital assets.

The discussion is based upon the current provisions of the Code, existing and proposed Treasury regulations, its legislative history, published rulings and court decisions, and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This Fund is under no obligation to provide information to an investor with respect to changes in law or facts affecting this discussion after the date hereof.

The Fund has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offerings pursuant to this Prospectus or pursuant to any accompanying Prospectus supplement unless expressly stated therein, and this discussion is not binding on the IRS. Prospective investors should be aware that the IRS may not agree with the Fund’s tax positions and, if challenged by the IRS, such tax positions might not be sustained by the courts. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Unitholder” generally is a beneficial owner of the Units that is for U.S. federal income tax purposes:

•	an individual who is a citizen of the United States or is treated as a resident of the United States for U.S. federal income tax purposes,
26

•	a domestic corporation, or other domestic entity treated as a corporation for U.S. federal income tax purposes,
•	any estate the income of which is subject to U.S. federal income taxation regardless of its source, and
•	any trust if — (i) a court within the United States is able to exercise primary supervision over the administration of a trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

A “Non-U.S. Unitholder” is any beneficial owner of Units that is not a U.S. Unitholder nor classified as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Any partner of a partnership holding Units is urged to consult its tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Units, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Tax matters are complicated and the tax consequences to a Unitholder of an investment in the Units will depend on the facts of such Unitholder’s particular situation.

Election to be Taxed as a Regulated Investment Company

As soon as practicable, the Fund intends to elect to be treated, and to continuously qualify each year thereafter, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Unitholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Unitholders generally will be taxable to Unitholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Unitholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Unitholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

Qualification as a Regulated Investment Company

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal or state income tax on the portion of the Fund’s taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) the Fund timely distributes (or is deemed to distribute, except with respect to certain retained capital gains as described below) to Unitholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to the Fund’s Unitholders.

27

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect or so elects) and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (the “Excise Tax Distribution Requirement”), the Fund will be subject to a 4% non-deductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. The Fund may be liable for the excise tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from its underlying investments, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	elect to be treated and qualify as a registered management company under the Investment Company Act at all times during each taxable year;
•	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Gross Income Test”); and
•	diversify its holdings so that at the close of each quarter of the taxable year:
o	at least 50 percent of the value of the Fund’s total assets is represented by of cash, and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities for purposes of this calculation are limited, in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of the taxpayer and to not more than 10 percent of the outstanding voting securities of each issuer, and
o	not more than 25 percent of the value of its total assets is invested in (i) the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are determined, under regulations prescribed by the Secretary, to be engaged in the same or similar trades or businesses or related trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships (the “Diversification Tests).

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for

28

U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly.

Some of the income and fees that the Fund may recognize may not satisfy the 90% Gross Income Test. If the Fund invests in an entity treated as a pass-through for tax purposes and that pass-through entity realizes ordinary business income, the Fund will be treated as realizing its allocable share of such income. Because ordinary business income generally constitutes non-qualifying income for purposes of the 90% Gross Income Test, this could cause the Fund to fail to satisfy the 90% Gross Income Test. In order to meet the 90% Gross Income Test, the Fund may structure certain investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments or receive fees through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

The Fund may have investments, either directly or through entities that are treated as partnerships in which the Fund invests, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes. Because any amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to the Fund’s Unitholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount.

A portfolio company in which the Fund invests may face financial difficulty that requires it to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, or result in unusable capital losses and future non-cash income. Any such reorganization could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long- term capital losses). If the Fund’s deductible expenses in a given year exceed investment company taxable income, the Fund would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to Unitholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. Due to these limits on the deductibility of expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to its Unitholders even if such income is greater than the aggregate net income it actually earned during those years. As a RIC, the Fund may not use any net capital

29

losses (that is, realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, the Fund’s deduction of net business interest expense is generally limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Unitholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to Unitholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Unitholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the Investment Company Act, the Fund generally is not permitted to make distributions to its Unitholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

Tax Consequences of a Period Prior to RIC Qualification; Failure to Qualify as a RIC

While the Fund intends to elect to be treated as a RIC as soon as practicable, there may be a period during which the Fund does not qualify as a RIC. If the Fund has net taxable income prior to the Fund’s qualification as a RIC, the Fund will be subject to U.S. federal or state income tax on such income. The Fund would not be able to deduct distributions to Unitholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to the Fund’s Unitholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate Unitholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate Unitholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Unitholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of the Fund’s previously undistributed earnings and profits attributable to any period prior to the Fund becoming a RIC by the end of the first year that it intends to qualify as a RIC. If the Fund has any net built-in gains in its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) as of the beginning of the first year that the Fund qualifies as a RIC, the Fund would be subject to a corporate-level U.S. federal income tax on such built-in gains if and when recognized over the next five years. Alternatively, the Fund may elect to recognize such built-in gains immediately prior to the Fund’s qualification as a RIC.

If the Fund has previously qualified as a RIC but fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If, before the end of any quarter of the Fund’s taxable year, the Fund believes that it may fail the Diversification Tests, the Fund may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a

30

failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of its investments.

If the Fund has previously qualified as a RIC but fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Unitholders. Additionally, the Fund would not be able to deduct distributions to its Unitholders, nor would distributions to Unitholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Unitholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualified dividend income of individuals and other non-corporate U.S. Unitholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Unitholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Units, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year and will satisfy the Annual Distribution requirement.

Taxation of the Fund’s Investments

Hedging and Derivatives Transactions

Certain of the Fund’s investment practices, including hedging and derivatives transactions, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions (vii) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income (viii) cause the Fund to recognize income or gain without receipt of a corresponding cash payment; (ix) produce income that will not be qualifying income for purposes of the 90% Gross Income Test described above; and, (x) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment. The Fund will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions; however, no assurance can be given that the Fund will be eligible for any tax elections or that any elections it makes will fully mitigate the effects of these provisions.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Investments in Partnerships

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the direct investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any partnership (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).

Securities and other Financial Assets

31

Gain or loss realized by the Fund from warrants acquired by the Fund, as well as any loss attributable to the lapse of such options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant, security, or other financial asset.

The Fund may invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that the Fund distributes sufficient income in order to avoid the imposition of any material U.S. federal income or excise tax liability.

The Fund and the companies the Fund invests in will be generally subject to certain leverage limitations regarding the deductibility of interest expense for federal income tax purposes.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the yield on those securities would be decreased. Unitholders are not expected to be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

Although not generally expected, the Fund may hold equity interests in foreign corporations that are PFICs or CFCs. If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by it to its Unitholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”) under the Code in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, it will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent the Fund does not exceed prior increases included in income. Under either election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC Units during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporations.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each taxable year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. This deemed distribution is required to be included in the income of a U.S. Unitholder of a CFC regardless of whether the Unitholder has made a QEF election with respect to such CFC (as discussed above). If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC is “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

The Fund does not expect to satisfy the conditions necessary to pass through to its Unitholders their share of the non-U.S. taxes paid by the Fund, thus, Unitholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

32

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Taxation of U.S. Unitholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in the Units beneficially owned by U.S. Unitholders. If you are not a U.S. Unitholder this section does not apply to you. Whether an investment in the Units is appropriate for a U.S. Unitholder will depend upon that person’s particular circumstances. An investment in the Units by a U.S. Unitholder may have adverse tax consequences. U.S. Unitholders are urged to consult tax advisors about the U.S. tax consequences of investing in the Fund’s shares.

Taxation of Distributions

The Fund’s distributions generally will be taxable to U.S. Unitholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long- term capital losses) will be taxable as ordinary income to U.S. Unitholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Federal taxes on the Fund’s distributions of capital gains are determined by how long the Fund is owned or is deemed to have owned the investments that generated the capital gains, rather than how long a Unitholder has owned the Units. To the extent such distributions paid by the Fund to non-corporate U.S. Unitholders (including individuals) taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, and if certain holding period requirements are met, such distributions may be eligible for the preferential rates applicable to long-term capital gains.

Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a Unitholder’s net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Unitholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50 percent dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Unitholder may be required to reduce its basis in its Units with respect to certain “extraordinary

33

dividends,” as defined in Section 1059 of the Code. Corporate U.S. Unitholders are urged to consult tax advisors in determining the application of these rules in their particular circumstances.

In this regard, it is not expected that a significant amount of distributions paid by the Fund will generally be attributable to dividends and, therefore, the Fund’s income generally will not qualify for the preferential rates applicable to long-term capital gains applicable to qualified dividend income or the dividends-received deduction available to corporations under the Code.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to the Unitholder in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. If an investor acquires Units shortly before the record date of a distribution, the price of the Units will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Unitholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Unitholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s Unitholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

A U.S. Unitholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of shares owned by a Unitholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Unitholder’s gross income over the tax deemed paid by the Unitholder as described in this paragraph.

The Fund may also make actual distributions to its Unitholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Unitholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Unitholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over the sum of its (i) business interest expense and (ii) other deductions properly allocable to its business interest income.

For any period that the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, Unitholders will be taxed as though they received a distribution of some of our expenses.  A “publicly offered regulated investment company” is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.  The Fund is not expected to qualify as a “publicly offered regulated investment company,” as defined in the Code, for its in the current tax year and there can be no assurance that the Fund will qualify as a “publicly offered regulated investment company” for any of its taxable years.  If the Fund is not a publicly offered RIC for any year, a U.S. Unitholder that is an individual, trust or estate  will be treated as having received as dividend from the Fund in the amount of such U.S. Unitholder’s allocable share of the Investment Management Fee paid to the Adviser and certain of our other expenses for the year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Unitholder. Under current law, most miscellaneous itemized deductions are disallowed for non-corporate taxpayers for the 2018 through 2025 tax years.  For taxable years beginning after December 31, 2025, the foregoing disallowance of miscellaneous itemized deductions is scheduled to expire, with a reinstatement of the

34

limitation that individuals may deduct certain miscellaneous itemized deductions only to the extent that these deductions exceed, in the aggregate, 2% of the taxpayer’s adjusted gross income, subject to further limitation based on the individual’s adjusted gross income.

The Fund (or if a U.S. Unitholder holds shares through an intermediary, such intermediary) will provide each of its U.S. Unitholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Unitholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Such distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Unitholder’s particular situation. Such distributions generally will not be eligible for the dividends-received deduction otherwise available to certain U.S. corporations or the lower U.S. federal income tax rates applicable to certain qualified dividends.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Unitholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Sale or Other Disposition of the Units

A U.S. Unitholder generally will recognize taxable gain or loss if the U.S. Unitholder sells or otherwise disposes of his, her or its Units. The amount of gain or loss will be measured by the difference between such U.S. Unitholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Unitholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of shares of the Units may be disallowed if substantially identical Units or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Unitholder’s adjusted tax basis of the acquired Units.

Income from Repurchase of Units

In General

A U.S. Unitholder who participates in a repurchase of Units will, depending on such U.S. Unitholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Units or as receiving a distribution from the Fund with respect to its Units. Under each of these approaches, a U.S. Unitholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Unitholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Unitholder’s adjusted tax basis in the Units tendered and repurchased).

Sale or Exchange Treatment.

In general, the tender and repurchase of the Units should be treated as a sale or exchange of the Units by a U.S. Unitholder if the receipt of cash:

●	results in a “complete termination” of such U.S. Unitholder’s ownership of Units in the Fund;
●	results in a “substantially disproportionate” redemption with respect to such U.S. Unitholder; or
●	is “not essentially equivalent to a dividend” with respect to the U.S. Unitholder.

In applying each of the tests described above, a U.S. Unitholder must take account of Units that such U.S. Unitholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Unitholder as owning Units owned by certain related individuals and entities, and Units that the U.S. Unitholder has the right to

35

acquire by exercise of an option, warrant or right of conversion. U.S. Unitholders are urged to consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Units pursuant to a repurchase of Units by the Fund generally will result in a “complete termination” if either (i) the U.S. Unitholder owns none of the Units, either actually or constructively, after the Units are sold pursuant to a repurchase, or (ii) the U.S. Unitholder does not actually own any of the Units immediately after the sale of Units pursuant to a repurchase and, with respect to Units constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Units. U.S. Unitholders wishing to satisfy the “complete termination” test through waiver of attribution are urged to consult their tax advisors.

A sale of Units pursuant to a repurchase of Units by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Unitholder if the percentage of the then outstanding Units actually and constructively owned by such U.S. Unitholder immediately after the sale is less than 80% of the percentage of the Units actually and constructively owned by such U.S. Unitholder immediately before the sale. If a sale of Units pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Unitholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Units pursuant to a repurchase of Units by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Unitholder’s proportionate interest in the Fund. A sale of Units that actually reduces the percentage of the Fund’s outstanding Units owned, including constructively, by such Unitholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Unitholder’s relative interest in Units of the Fund is minimal (e.g., less than 1%) and the U.S. Unitholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Units by a U.S. Unitholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Units may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Unitholder satisfies any of the tests described above, the U.S. Unitholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Unitholder’s tax basis in the repurchased Units. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Units exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Unitholders. However, if a U.S. Unitholder’s tendered and repurchased Units have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Units were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Units disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Units. In such a case, the basis of the Units acquired will be increased to reflect the disallowed loss.

Distribution Treatment

If a U.S. Unitholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Unitholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Unitholder’s tax basis in the relevant Units. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Unitholder’s basis in the Units remaining. If the portion not treated as a dividend exceeds the U.S. Unitholder’s basis in the Units remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Units. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Units exceeds one year as of the date of the exchange. If the tendering U.S. Unitholder’s tax basis in the Units tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Units, the excess amount of basis from the tendered and repurchased Units will be

36

reallocated pro rata among the bases of such U.S. Unitholder’s remaining Units. The tax treatment of any amount treated as a dividend is described above under “Taxation of Distributions.”

If the sale of Units pursuant to a repurchase of Units by the Fund is treated as a dividend to a U.S. Unitholder rather than as an exchange, the other Unitholders, including any non-tendering Unitholders, could be deemed to have received a taxable shares distribution if such Unitholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Unitholder’s interest in the Fund will not be treated as a taxable distribution of Units if the distribution qualifies as an isolated redemption of Units as described in Treasury regulations. All Unitholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Units by the Fund.

Disclosure of Certain Recognized Losses

Under applicable Treasury regulations, if a U.S. Unitholder recognizes a loss with respect to shares in excess of $2 million or more for a non-corporate, individual U.S. Unitholder or $10 million or more for a corporate U.S. Unitholder in any single taxable year (or a greater loss over a combination of years), the U.S. Unitholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Unitholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Unitholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Unitholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Unitholders (other than certain trusts) on the lesser of (i) the U.S. Unitholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Unitholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Units, and net gain attributable to the disposition of Units (in each case, unless the Units are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Tax-Exempt Unitholders

A U.S. Unitholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the Unitholder is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Unitholder of the activities the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its Unitholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Unitholder generally are not expected to be subject to U.S. taxation solely as a result of the Unitholder’s ownership of shares and receipt of dividends with respect to such shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Unitholder. Notwithstanding the foregoing, a tax-exempt Unitholder could realize UBTI by virtue of its investment in shares of the Fund if the tax-exempt Unitholder borrows to acquire its shares.  A tax-exempt Unitholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Therefore, a tax-exempt U.S. Unitholder should not be treated as earning income from “debt-financed property” and dividends the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs.

Tax Shelter Reporting Regulations

37

Under U.S. Treasury regulations, if a U.S. Unitholder recognizes a loss with respect to Units of the Fund in excess of $2 million or more for a non-corporate U.S. Unitholder or $10 million or more for a corporate U.S. Unitholder in any single taxable year, such Unitholder must file with the IRS a disclosure statement on Form 8886. Direct Unitholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Unitholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Unitholders

The following discussion only applies to certain Non-U.S. Unitholders. Whether an investment in the shares is appropriate for a Non-U.S. Unitholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Unitholder may have adverse tax consequences. Non-U.S. Unitholders are urged to consult their tax advisers before investing in the Units.

Distributions on Units; Sales or Other Dispositions of Units

Whether an investment in the Units is appropriate for a Non-U.S. Unitholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Unitholder may have adverse tax consequences. Non-U.S. Unitholders are urged to consult their tax advisers before investing in the Units. The following discussion does not apply to Non-U.S. Unitholders that are engaged in a U.S. trade or business or hold their shares in connection with a U.S. trade or business. Such Non-U.S. Unitholders are urged to consult their tax advisers to determine the consequences to them of investing in our Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Unitholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Unitholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of the Fund’s distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder, the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Unitholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Unitholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their tax advisors.)

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Unitholder, and gains realized by a Non-U.S. Unitholder upon the sale of the Units, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. Unitholder in the United States), in which case such distributions or gains generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons or (b) the Non-U.S. Unitholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, in which case the distributions or gains, as the case may be, generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), although the distributions or gains may be offset by U.S. source capital losses, if any, of the non-U.S. Unitholder provided such holder has timely filed U.S. federal income tax returns with respect to such losses.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Unitholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Unitholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Unitholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S.

38

Unitholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Unitholder, distributions (both actual and deemed), and gains realized upon the sale of the Units that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Unitholder.

A Non-U.S. Unitholder who participates in a repurchase of Units will, depending on such Non-U.S. Unitholder’s particular circumstances be treated as either recognizing gain or loss from the disposition of its Units or as receiving a distribution from the Fund with respect to its Units. Non-U.S. Unitholders participating in a repurchase of Units should review the disclosure under “Taxation of U.S. Unitholders – Income from Repurchase of Units” for information regarding the characterization of any proceeds received on a repurchase of Units.

The Fund must generally report to its Non-U.S. Unitholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Unitholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Unitholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Unitholder of the Units, provided the Non-U.S. Unitholder furnishes to the Fund the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Unitholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Non-U.S. Unitholders are urged to consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to a foreign entity that is not a financial institution unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares of the Units, beneficial owners could be subject to this 30% withholding tax with respect to distributions on their shares of the Units and potentially proceeds from the sale of their shares of the Units. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Information Reporting and Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to certain U.S. Unitholders (i) who fail to furnish the Fund with a correct taxpayer identification

39

number or a certificate that such Unitholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Unitholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect and is subject to backup withholding. An individual’s taxpayer identification number is his or her social security number. Certain U.S. Unitholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. Unitholder’s federal income tax liability, and may entitle such Unitholder to a refund, provided that proper information is provided to the IRS.

Other Taxation

Unitholders may be subject to state, local and foreign taxes on their distributions from the Units. Unitholders are urged to consult tax advisors with respect to the particular tax consequences to them of an investment in the Units.

ALL UNITHOLDERS ARE URGED TO CONSULT TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE UNITS.

40

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to the Adviser. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix A.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available (1) without charge, upon request, by calling 833-709-4984 and (2) on the SEC’s website at sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

599 Feeder LLC was the record owner of 100% of the outstanding Units of the Fund as of January 31, 2026.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has engaged KPMG LLP, located at 345 Park Avenue New York, NY 10154-0102, to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

DLA Piper LLP (US), located at 1201 West Peachtree Street, Suite 2900, Atlanta, GA 30309, serves as the Fund’s legal counsel.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Fund and the Units, has been filed by the Fund with the SEC. The Offering Memorandum and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Units, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

41

Appendix A

Proxy Voting Policies and Procedures for 599 Fund LLC

A.	General

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

In addition to processing and voting proxies for its Investment Management Clients, Aksia also reviews amendments, consent requests, election requests, rights of first offers/refusals, and other similar proposals by underlying funds in which Non-Discretionary Advisory Clients or Investment Management Clients invest (collectively, the “Amendments”). With respect to its Investment Management Clients, Aksia processes and votes on such Amendments and with respect to certain of Aksia’s Non-Discretionary Advisory Clients that have contracted for or specifically requested such services, Aksia makes recommendations regarding voting proxies and Amendments.

B.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Aksia has discretion to vote the proxies of its Investment Management Clients, it will vote those proxies in the best interest of such Investment Management Clients and in accordance with these policies and procedures. Similarly, when Aksia votes for Amendments for its Advisory Clients or makes recommendations regarding proxies or amendments to its Non-Discretionary Advisory Clients, it will do so in the best interest of each Client in accordance with these policies and procedures.

C.	General Proxy and Amendment Procedures

Upon receipt of an Amendment/Proxy request, the Client Operations team will first determine if any of the relevant clients has a veto right that is implicated by the requested Amendment/Proxy. If so, the Client Operations team will initiate the Amendment/Proxy process and the voting Portfolio Team/Client Team member will withhold their vote until the veto process has been completed.

If there are no veto rights implicated by the Amendment/Proxy, the Client Operations team will review the request in light of the guidelines set forth in the Amendment/Proxy Voting Charter (‘the Charter”). If one of the guidelines applies, the Client Operations team will vote the Amendment/Proxy in accordance with the guidelines.

If none of the guidelines apply, individuals designated as Amendment/Proxy voters in the Charter will vote on the Amendment/Proxy.

Decisions on an Amendment/Proxy will be determined by a majority of voters. Voters will review relevant documents (including client-specific considerations if conveyed to Aksia in writing). Voters may consult Aksia’s Legal & Compliance and/or Document Review teams as necessary as part of the decision-making process. Amendment/Proxy decisions will be documented via Cedric. Once a determination is made and documented (together with the rationale therefore), with respect to investment management Clients, Aksia will process the Amendment/Proxy. With respect to advisory clients, the Client Operations team will convey Aksia’s recommendation to the client.

42

To the extent there is a potential conflict of interest among Aksia clients with respect to the Amendment/Proxy, e.g., a vote either for or against the proposed Amendment/Proxy by one client could potentially impact an investment decision under consideration by or on behalf of another client, the voting members of each Portfolio Team/Client Team should escalate the matter to the Chief Compliance Officer.

An Investment Management Client that wishes to direct its vote in a particular solicitation shall give reasonable prior written notice to Aksia indicating such intention and provide written instructions directing Aksia’s vote in regard to the particular solicitation. Where such prior written notice is received, Aksia will vote proxies in accordance with such written instructions received from the Investment Management Client, provided that such instructions are provided to Aksia in a timely manner.

The Client Operations team will maintain a record of all Amendments and proxies received and the decisions made by the Amendment/Proxy Committee.

D.	Conflicts of Interest

1.	Conflicts between Aksia Clients

If Aksia is reviewing the same Amendment or proxy for two or more Clients and a vote is required per the amendment guidelines set forth by the Amendment Committee, any determination made in respect of each such Client will require the approval of (a) a member of the Client’s advisory team/portfolio team (the same advisory team member cannot represent more than one client) and (b) a member of Aksia’s Compliance team. Determinations may differ from Client to Client and will be based on each Client’s particular circumstances.

The CCO shall maintain a written record of the method used to resolve a material conflict of interest.

2.	Conflicts between Aksia and its Clients

With respect to proxies, Compliance will identify any conflicts that exist between the interests of Aksia and its Investment Management Clients.

If a material conflict exists, Aksia will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Investment Management Client. Aksia will also disclose the conflict to the affected Investment Management Clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Investment Management Clients the opportunity to opine on the vote decision themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Aksia determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Aksia will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, Aksia will vote the proxies solely in accordance with the policies outlined herein.

E.	Disclosures

Aksia shall include a written description of this policy in Part 2A of Form ADV.

F.	Proxy Voting Information

Aksia shall, upon the request of an Aksia client or fund investor, provide such client or investor with information regarding how Aksia has responded to proxy requests. If a Client requests this information, the Head of Client Operations and Risk Management or their designee will prepare a written response to the

43

Client that lists, with respect to each voted proxy about which the Client has inquired, (a) the name of theissuer; (b) the proposal voted upon, and (c) how Aksia voted the Client’s proxy.

G.	Recordkeeping

In accordance with the record-keeping rules applicable to a registered investment adviser, Aksia will maintain the documentation described in the following section for a period of not less than five (5) years:

•	Client requests to review proxy votes, and Aksia’s responses thereto;
•	These Proxy Voting Policies and Procedures;
•	Proxy statements and related materials received regarding client securities, provided, however, that Aksia may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.;
•	Records memorializing how Aksia voted;
•	Any documents created by Aksia that were material to a proxy voting decision or that memorialized the basis for such a decision; and
•	Documentation relating to the identification and resolution of conflicts of interest relating to such proxies.
H.	Review

Compliance will aim to review at least annually the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

44

PART C: OTHER INFORMATION

599 Fund LLC

(the “Registrant”)

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

Not applicable

(2) Exhibits:

(a)	Certificate of Formation is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(b)	Amended and Restated Limited Liability Company Operating Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(c)	Not applicable.
(d)	Not applicable.
(e)	Not applicable.
(f)	Not applicable.
(g)	Investment Advisory Agreement between the Registrant and Adviser is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(h)	Not applicable.
(i)	Not applicable.
(j)	Custody Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(k)	Administration Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)	Form of Subscription Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(q)	Not applicable.
45

(r)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(r)(2)	Code of Ethics of the Adviser is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.
(s)	Not applicable.
(t)	Powers of Attorney is incorporated herein by reference to Registrant’s Registration Statement filed on November 7, 2025.

Item 26. Marketing Arrangements

None.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Legal Fees and Expenses	$391,200
Printing Expenses	$6,500
Miscellaneous	$56,252
Total	$453,952

Item 28. Persons Controlled by or Under Common Control with the Registrant

599 Fund Investment Sub LLC (Delaware)

Item 29. Number of Holder of Securities

There was one holder of securities of the Registrant as of January 31, 2026.

Item 30. Indemnification

Reference is made to Article 10 of the Registrant’s Amended and Restated Limited Liability Company Operating filed as Exhibit (b) to this Registration Statement (the “LLC Agreement”). Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the Adviser or any of the officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the Advisers, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by the Advisers, officers or controlling persons, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended, contained in that release remains in effect. The Registrant, in conjunction with the Adviser and the Registrant’s Board of Directors, maintains insurance on behalf of any person who is or was an Independent Director,

46

officer, employee, or agent of the Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Advisor

The Adviser serves as the investment adviser to the Registrant and is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which the Adviser, and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in the Adviser’s Form ADV (File No. 801-67661), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the office of the Registrant’s administrator at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 and custodian at 301 Bellevue Parkway, Wilmington, DE 19809.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

47

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta and State of Georgia on the 23th day of February, 2026.

599 Fund LLC

By: /s/ Tanya L. Boyle
Name: Tanya L. Boyle
Title: Attorney in Fact

*Pursuant to Power of Attorney